UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05823

DOMINI SOCIAL INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

532 Broadway, 9th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

532 Broadway, 9th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2012

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

ANNUAL REPORT 2012	JULY 31, 2012

DOMINI SOCIAL EQUITY FUND

INVESTOR SHARES, CLASS A SHARES, INSTITUTIONAL SHARES & CLASS R SHARES

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

INVESTOR SHARES & CLASS A SHARES

DOMINI SOCIAL BOND FUND

INVESTOR SHARES & INSTITUTIONAL SHARES

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TABLE OF CONTENTS

2	Letter from the President

The Way You Invest Matters
4	Domini News
5	Domini Activism
6	Knowing What Matters

Fund Performance and Holdings
12	Domini Social Equity Fund
22	Domini International Social Equity Fund
33	Domini Social Bond Fund

40	Expense Example

Financial Statements
42	Domini Social Equity Fund
42	Domini International Social Equity Fund
67	Domini Social Bond Fund

82	Board of Trustees’ Approval of Management and Submanagement Agreements

92	Trustees and Officers

95	Proxy Voting Information

95	Quarterly Portfolio Schedule Information

THE WAY YOU INVEST MATTERS®

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

The year ending July 31, 2012 was quite good for American markets. Here in the United States, the Standard & Poor’s 500 Index was up just over nine percent for the period. Even in this low interest rate environment, the Barclays Capital Intermediate Aggregate Index, a widely used benchmark for the U.S. bond market, returned nearly five percent. By comparison, the rest of the developed world struggled. The MSCI EAFE Index was down almost eleven percent. (See specific fund performance commentaries for further information regarding your particular fund investment.)

The reason that we saw the rally here in America is that the stock market looks at direction, not position. If things are better than they were, investors see a chance for better corporate earnings. By stock market standards, the year ending July 31, 2012 was really a very good one for our economy. This may not jibe with your memory of the year, but look at the indicators of economic improvement, like jobs, housing, income and spending.

Job numbers are improving — 2.77 million more Americans were employed in July 2012 than were a year earlier. That isn’t getting us anywhere close to full employment, but it is definitely an improvement. The four-week average weekly jobless claims dropped to 363,750 versus 402,750 last year.

Housing has started improving — housing starts for July 2012 came in at 746,000 versus 614,000 for July 2011. Real personal income, calculated at the national level, was up 3.5% for the year ending June 30. Consumer spending also rose by 3.5%.

Importantly, the U.S. Government has seen tax receipts rise by 6.4% in the second quarter of 2012 over the second quarter of 2011. There was no change in structure to tax collection, and yet, collections rose. That can be viewed as solid evidence that people and businesses are making more money.

Many observers voice concern over the relevance or underlying truth of one or another of these facts, but taken as a whole, Wall Street viewed them as indicators of a strong trend towards a better economy.

The evening news pundits might be worried, and the middle class may be suffering, but these indicators improved, and the result was a significant rally.

THE WAY YOU INVEST MATTERS®

Although our economy is improving, socially responsible investors want more. We see that, although somewhat better than before, employment rates are still not high enough for the millions of Americans out of work or under-employed. Worse yet, vast areas of the American experience are not improving. In September, it was revealed that median household income declined by 1.5 percent last year. Children’s education in the arts is not improving. Care for the most vulnerable is not improving. Our infrastructure is not improving.

This is the conundrum: We may be better off, but we are a long way from where we want to be. Investors see the reasons to invest this year, but fear for the longer term. A market like this one demonstrates the many cross-currents that we responsible investors must traverse.

In this annual report, we discuss our process for navigating a complicated landscape by considering the impacts of our investment decisions on people, planet, and profit. Just as conventional investors look at a series of facts and draw a conclusion, so too do social investors in determining what stocks to own.

Measurement is important. The discipline of being systematic informs every investment decision we make. When our social research analysts look at a company, they must determine what is most meaningful for that particular company. To do this, they must first find universally ascertainable information that will inform the investment decision. Just as a geologist studies data related to the local landscape to determine where oil is, so too do our research analysts — they study data grounded in the environment in which a company operates — its industry, its community, its employees — to evaluate whether that company belongs in the socially responsible investor’s portfolio.

We hope that the transparency of our approach gives you confidence that there are reasons why we hold the companies that we do. Selecting companies that meet your needs is our job, and we take it seriously. Thank you for your investment with Domini Social Investments and for your partnership in the work of socially responsible investing.

Very truly yours,

Amy Domini

amy@domini.com

THE WAY YOU INVEST MATTERS®

DOMINI NEWS

Amy Domini Recognized as a “Fearless Financier” by the Social Venture Network

Amy Domini will be one of six “Fearless Financiers” to receive the Social Venture Network Impact Award this fall. According to the SVN, “These honorees created their own, unconventional approach to the business of finance. In doing so, they made capital accessible to underserved entrepreneurs and communities, and allowed individuals to make informed, values-driven decisions with their funds.” Amy will be honored at the SVN Hall of Fame Celebration in New York City on November 13. The event, which marks the SVN’s 25th Anniversary, will honor 25 of the most influential leaders in the socially responsible business movement.

Domini Executive Selected for SEC Investor Advisory Committee

Domini Social Investments’ Managing Director and General Counsel, Adam Kanzer, has been selected for the Securities and Exchange Commission’s Investor Advisory Committee. The 21-member committee, created under the Dodd-Frank financial reform act, was established to provide the SEC with the views of a broad spectrum of investors on the SEC’s regulatory agenda. Mr. Kanzer looks forward to providing the views and concerns of responsible investors.

The Future We Want: Sustainability Reporting at Rio+20

June marked the occasion of the Rio+20 Earth Summit, the 20th anniversary of the 1992 United Nations Conference on Environment and Development in Rio de Janeiro. We believe that corporations and investors can play a critical role in achieving the Earth Summit’s ambitious sustainability agenda. We were therefore very pleased to find a statement in support of corporate sustainability reporting in the final declaration adopted in Rio, entitled “The Future We Want.” Domini was part of a coalition of international investors managing $2 trillion seeking a strong commitment in Rio from the UN delegates on a corporate sustainability reporting convention. We were honored to represent the investor coalition at two preparatory meetings of UN delegates to explain the rationale and benefits of sustainability reporting.

Mr. Kanzer serves on the SEC's Investor Advisory Committee (IAC) in his individual capacity. His appointment to the IAC should not be considered an endorsement by the SEC of Domini Social Investments LLC or the Domini Funds. All views expressed herein are those of Domini Social Investments LLC, and may not reflect the views of the SEC, SEC staff, or other members of the IAC.

THE WAY YOU INVEST MATTERS®

DOMINI ACTIVISM

Promoting Women on Japanese Boards

Every year, publicly traded companies ask shareholders to vote to elect members of their board of directors. Domini has a long-standing policy to vote against any board that does not include at least one woman or minority director. In Japan, very few women rise to the level of director. In recognition of this serious problem, the Domini International Social Equity Fund has consistently voted against virtually every Japanese board in its portfolio. This year, we wrote to 24 Japanese companies, explaining our votes and citing the UN Guiding Principles on Business and Human Rights as support for our commitment to gender diversity.

Addressing Labor Conditions in Apple’s Supply Chain

Apple, currently the Domini Social Equity Fund’s largest holding, has received persistent scrutiny for working conditions at factories operated by Foxconn, a key global electronic components manufacturer. Domini has been paying close attention to these issues for several years, and has played an instrumental role as a catalyst for change. In 2005, we convinced Apple to set strong labor and environmental standards for its suppliers to follow. This year, Apple became the first company in its industry to join the Fair Labor Association, which published thorough factory audits, surfacing a number of significant problems. Domini coordinated an investor call with Apple to discuss its plans to address these problems, and will regroup with the company later this year to assess progress.

SHAREHOLDER PROPOSAL VOTE RESULTS

Each year, Domini raises social and environmental issues at corporate annual meetings by submitting shareholder proposals to be voted on by all company shareholders. This year’s vote results are listed below. We withdrew two proposals after reaching successful agreements with the companies.

AT&T corporate political activity	38.6%	Kraft sustainable forestry	8.3%
Cisco Systems Internet freedom	42.5%	Lowe’s sustainable forestry	Withdrawn
Coca-Cola toxins in consumer products: bisphenol-A	Omitted at SEC	RR Donnelley sustainable forestry	26.7%
JPMorgan Chase corporate political activity	10.6%	Anadarko Petroleum* hydraulic fracturing	Withdrawn
*Domini played a supporting role, in coalition with other social investors.

Visit the shareholder activism section of www.domini.com to read our quarterly Social Impact Updates. To stay in touch, sign up for “Domini Updates” on our home page.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. The composition of the Funds’ portfolios is subject to change.

THE WAY YOU INVEST MATTERS®

KNOWING WHAT MATTERS

You will often hear money managers talk about their extensive due diligence — they dig deep to truly understand the companies whose stock they are purchasing. Our analysts do this too — they spend their days reading regulatory filings, corporate sustainability reports, industry journals, reports issued by human rights and environmental organizations and media coverage. They also reach out to companies and informed stakeholders for further information.

But digging deep is only one key to effective research. Sometimes, you can find the most important issues right on the surface if you know what you’re looking for, and you know what matters. For example, any investor could have seen that BP had a history of recurring safety problems. Our guidelines for evaluating oil and gas companies told us to prioritize this issue, leading us to exclude BP from consideration for our funds years before the explosion in the Gulf of Mexico.

We refer to these guidelines as Key Performance Indicators (“KPIs”) — a set of factors we have defined for each industry to guide our analysts toward the most important issues, and help them identify the right investments for our funds. Our indicators focus on the most pressing sustainability issues each company faces, within the context of its business model and its industry. Our analysts are very good at digging. Our indicators help them know what to dig for.

If you ask a typical Wall Street analyst what matters most when selecting a stock, they will generally point to issues that affect the finances or stock price of a company. These priorities are then communicated to corporate management, and factored in to corporate decision-making. In many cases, this has led to short-term thinking that places a premium on next quarter’s returns at the expense of the future. Financial issues are critically important to us as well, and Wellington Management, the subadviser for the Domini Social Equity Fund and Domini International Social Equity Fund, utilizes rigorous financial modeling techniques to select stocks from among those companies we’ve approved. But the first stage in our process — Domini’s social, environmental and governance analysis — has a different focus.

Economist Joseph Stiglitz has noted: “[W]hen others bear the costs of mistakes, the incentives favor self-delusion. A system that socializes losses and privatizes gains is doomed to mismanage risk.” We believe our approach, which evaluates how a corporation treats its stakeholders, such as communities, employees and the environment, can help to identify and manage risks not normally considered by traditional analysts. When the potential for harm is significant, and management is incentivized to look the other way, risks grow. These risks can then become too large for even

THE WAY YOU INVEST MATTERS®

Wall Street to ignore, but by then it is generally too late to mitigate their impact. When disaster strikes, you either hold the stock or you don’t. Conversely, we believe corporations that treat their business partners well will be rewarded over the long-term, and these forward-looking practices may also help identify opportunities overlooked by others.

In this Annual Report, we examine several recent investment decisions we’ve made, and discuss how our investment process helped us to focus on what matters most. Of course, no set of investment standards can allow anyone to predict the future, and we will not always make the right call. Nevertheless, we believe our approach demonstrates that social and environmental practices are essential for investors to understand, and provide valuable insights. Our indicators guide our analysts to look for opportunities, as well as avoid risk, and so we also highlight here a few companies in our portfolios that demonstrate some of the positive features we’re looking for.

Case Study: Pharmaceutical Companies and the Public Interest

Every investment has positive or negative social and environmental impacts. We begin our process by evaluating these impacts by industry, and assessing the industry’s degree of alignment with our ultimate goals of environmental sustainability and universal human dignity.

For certain industries, such as those focused on organic farming, or alternative energy, the benefits are clear. Most industries, however, present a mix of risks and benefits and these can vary greatly by industry. For example, oil and gas companies face dramatically different sustainability challenges than cosmetics manufacturers, or insurance companies.

For the pharmaceutical industry, public health is obviously paramount. All pharmaceutical companies face the principal challenge of how best to balance public health interests with the company’s interest in making a profit. When a company fails to properly balance these interests, things can go very wrong. In July, GlaxoSmithKline (UK) plead guilty to criminal charges and paid $3 billion in fines — the largest fine ever paid by a drug company — for illegally promoting the antidepressants Paxil and Wellbutrin, and for failing to report safety data about the diabetes drug Avandia. Our key performance indicators, which direct our analysts to pay particular attention to marketing and safety controversies in the pharmaceutical industry, led us to exclude Glaxo from our funds last year. In addition to the concerns that ultimately led to the $3 billion fine, our analysts also noted recurring product safety problems, a $750 million fine for knowingly selling contaminated and ineffective drugs, improper marketing and overcharging Medicare/Medicaid. Similarly, we excluded Roche Holdings (Switzerland) from our portfolios in 2009 due to what we viewed as a pattern of safety, pricing and corruption concerns. As this report went to print, Roche was facing a regulatory investigation

THE WAY YOU INVEST MATTERS®

regarding its alleged failure to disclose reports that 15,000 people died while taking its medicines.

We pay particular attention to incentives and market pressures in the pharmaceutical industry. One consequence of market pressure is that certain rare medical conditions, known as “orphan” diseases, are ignored. In such cases, governments have stepped in to create incentives to develop “orphan drugs,” and we favor those companies that are dedicated to offering these critically needed drugs. Biogen Idec derives more than half of its revenues from an orphan drug used to treat multiple sclerosis. The company has stated that it intends to focus its research and development efforts on finding novel therapeutics in areas of high unmet medical need.

Gilead Sciences derives more than 80% of its revenues from HIV products, and has developed a system of tiered pricing that reflects economic status and HIV prevalence. As a result, the company reports that the majority of people that receive one of the company’s HIV therapies live in the developing world, with approximately 2.4 million people receiving treatment. The company has also licensed one of its anti-retroviral drugs to two not-for-profit organizations in South Africa — for no royalty — to study the effectiveness of the first HIV-prevention regimen designed for women that can be used without detection.

Novo Nordisk (Denmark) is a good example of a pharmaceutical company that recognizes its dual mission of solving health problems and turning a profit. The company is a pioneer in the field of ‘integrated reporting,’ a new approach to corporate reporting that combines financial and sustainability data in order to more effectively illuminate the key drivers of performance in each area. The company’s primary focus is diabetes treatment, and is the world’s largest manufacturer of insulin. Novo Nordisk ranks second on the Access to Medicine Foundation Index, and sells insulin at cost to the world’s fifty poorest countries. The company also runs campaigns to help prevent people from developing Type II diabetes through unhealthy lifestyles.

Paying Attention to Business Ethics

Can investors do a better job in anticipating and avoiding fraud? Fraud is particularly difficult to detect because it involves an intentional scheme to hide relevant information. We therefore generally need to wait for law enforcement agencies to surface these problems. When they do, however, it is our job to pay attention, and to determine when a pattern of abuse has emerged.

Again, this is where our KPIs have helped our analysts to focus on evidence that other investors did not consider to be relevant to their investment decision. For the past several months, Barclays has been enmeshed in a scandal that has led to the departure of the bank’s CEO and Chairman of the board, and a high-profile continuing investigation.

THE WAY YOU INVEST MATTERS®

The bank has admitted to manipulating the Libor rate — a key international benchmark used to determine what it costs for banks to borrow from each other. It is a key indicator of the credit-worthiness of these institutions. Consumers also depend on this rate, as billions of dollars in money market funds, mortgages and small-business loans are based on Libor. Revelations that Barclays had been misrepresenting the rate it was paying to borrow funds has led to a reconsideration of Libor itself, and may lead to revelations about other banks’ practices. Writing for the New Yorker, James Surowiecki put the significance of this scandal in proper perspective: “In order to work well, markets need a basic level of trust.” When banks don’t trust each other, global markets freeze up, as we saw during the credit crisis of 2008.

Although we could not have anticipated this particular scandal, Domini excluded Barclays from our portfolios in 2010, based on a series of activities that we believed indicated a corporate culture intent on exploiting legal loopholes. Our decision was based on the bank’s involvement in the development of tax avoidance strategies for its corporate clients, as well as allegedly falsifying records to disguise illegal transactions with Libya, Sudan and Burma. Similarly, we excluded HSBC based on the bank’s alleged involvement in a massive scheme to launder money for Mexican drug-lords. We made this decision several months before the bank faced a Senate hearing on its money laundering practices.

ACCOUNTING FOR SUSTAINABILITY

Since 1973, the Financial Accounting Standards Board (commonly known as FASB), has established generally accepted standards for financial accounting.

Without standardized accounting, it would be extremely difficult to consistently evaluate the most basic measures of profit and loss. This is the situation we face when we seek to understand a company’s impact on the planet and society. Investors have a lot of data, but do not have a generally accepted view on what matters the most for each company and industry.

We continue to support comprehensive corporate sustainability reporting utilizing the Global Reporting Initiative as a framework. However, we believe there is a critical need for a standard set of KPIs — similar to those Domini utilizes in its investment decision-making — to guide companies in reporting the most important sustainability issues they face.

Domini executives are therefore pleased to participate on the board and advisory council of a new organization that has been formed to address this critical need. The Sustainability Accounting Standards Board (SASB) seeks to establish an understanding of material sustainability issues facing industries and to create sustainability accounting standards suitable for disclosure in securities filings. Visit www.sasb.org.

THE WAY YOU INVEST MATTERS®

Responding to the Fukushima Crisis

A key benefit of our investment decision-making model is the ability to make consistent comparisons between companies, and to follow trends over time. We also need to be flexible to address changing circumstances. Domini’s long-standing view on nuclear power has not changed — we believe that its inherent risks dramatically outweigh its benefits. Tragically, many of these risks came to pass in March 2011 when an earthquake hit Japan and triggered a tsunami, leading to the worst nuclear disaster since the Chernobyl accident of 1986. Tokyo Electric Power (Tepco), the company at the center of this crisis, has been consistently excluded from Domini’s funds, as has General Electric, Toshiba and Hitachi, leading designers of nuclear reactors, including the reactors that failed in Fukushima.

We are constantly evaluating and updating our key performance indicators. In the wake of this tragedy, our team developed an approach to evaluating how Japanese companies were responding to these new and rapidly changing circumstances. Food contamination was one particularly pressing risk we highlighted. We wrote to Japanese retail food manufacturers and retailers with a set of questions about their efforts to protect Japanese consumers from radiation contamination. We discovered a significant divergence of practices, which led to the exclusion of Toyo Suisan Kaisha and Yakult Honsha, two food production companies with facilities close to the site of the nuclear disaster. Yakult Honsha is known for providing dairy products to schoolchildren and Toyo Suisan Kaisha’s products include processed seafood using codfish captured in Japanese waters. Neither company’s safety measures were sufficient to alleviate our concerns.

By contrast, Aeon reportedly strengthened the radiation inspection programs on its food products by setting radiation standards two times safer than the national standard, and expanding the items subject to testing. If the company finds excessive levels of radiation, its 1,000 retail stores will suspend purchasing those products until they fall below the company’s thresholds. The company also discloses inspection results on its website. This information was disclosed by the company and welcomed by Greenpeace Japan. Ito Yokado, the supermarket division of Seven & I Holdings, also reportedly introduced programs to monitor radiation levels for meat and vegetables, including testing of every cow it purchases and sample testing of vegetables, including both final products and soil from farms.

Fujifilm launched an impressive set of programs to support disaster relief and reconstruction efforts in Japan, leveraging multiple company divisions, including its medical systems, logistics, pharmaceuticals and radioisotope divisions. The company’s consistent record of effective

THE WAY YOU INVEST MATTERS®

environmental risk management and reduction allowed the company to provide a comprehensive and meaningful response. The company has dispatched medical teams with diagnostic equipment to support medical facilities in the affected area, provided drugs to the Japan Medical Association with emphasis on pediatric medicines, and worked closely with NGOs to execute disaster relief operations. A factory owned by one of the company’s subsidiaries is located in Fukushima prefecture, and has been leading decontamination activities and providing radiation level monitoring for the community. The company’s decontamination operation uses much stricter levels than the government, with a zero tolerance for any levels of radiation residue.

We continue to communicate with companies in Japan where we see potential risks to consumers of radiation exposure.

Making Better Decisions

Investors can make better long-term investment decisions when they know what matters, and when they pay attention to patterns of behavior. When investors ignore these patterns, or focus exclusively on stock price, they encourage companies to continue to take unacceptable risks. They also miss important opportunities. It is important to know, for example, that Fujifilm has a record of reducing its environmental impact, or that Biogen is focusing its research and development on addressing serious health needs that would otherwise be ignored. These facts speak volumes about a company’s resiliency and future prospects and its ability to produce value for society over the long-term.

Investors have an important role to play by monitoring and evaluating the companies they invest in to ensure that profit-making is consistent with our shared interests as a global community.

The holdings discussed above can be found in the portfolios of the Domini Funds, included herein. Seven & I Holdings was not held by the Domini Funds as of 7/31/12. BP, Barclays, GlaxoSmithKline, HSBC, Roche Holdings, Toyo Suisan Kaisha, Yakult Honsha, Tokyo Electric Power, General Electric, Toshiba and Hitachi are not currently approved for, or held by, any of the Domini Funds. The composition of the Funds’ portfolios is subject to change.

An investment in the Domini Social Equity Fund and the Domini International Social Equity Fund is subject to market risks such as sector concentration and style risk. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock or bonds of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

This material must be preceded or accompanied by a current prospectus. DSIL Investment Services LLC, Distributor. 09/12

DOMINI SOCIAL EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2012, the Fund’s Investor shares gained 4.15%, lagging the S&P 500, which returned 9.13%.

Security selection drove the Fund’s relative underperformance. Our stock selection decisions during this period were unfavorable in a number of sectors, most notably within the Fund’s energy, consumer, and industrials holdings. Sector allocation was a modest contributor and our security selection decisions within information technology, health care, and financials were favorable as well; however, neither offset our shortfalls elsewhere.

While we generally expect to add value in most market environments, the multi-factor financial model used to manage the Fund is most effective when markets are driven by a diverse set of factors and when stock prices and company fundamentals are closely linked. Market environments characterized by large, sudden swings in investor sentiment and high volatility can be challenging for our process; we saw such conditions during the year ended July 31, 2012.

Top detractors from relative performance included Devon Energy (energy), Apache (energy), and Pitney Bowes (industrials). Devon Energy, a leading independent oil and gas exploration and production company, saw its shares decline during the period after the company missed earnings expectations. Our overweight position detracted from relative performance. Shares of Apache, an independent energy company that engages in the exploration, development, and production of natural gas and crude oil, declined after disappointing earnings and revenue figures were released during the period. The Fund’s overweight position detracted from relative results. Our investment in Pitney Bowes, the largest global provider of mailstream solutions, hindered the Fund’s performance as shares declined during the period as revenues from its Small and Medium Business Solutions (SMB) segment declined.

Top contributors to relative performance included Apple (information technology), Verizon (telecommunication services), and Discover Financial Services (financials). Apple was the Fund’s top individual contributor to performance, both relative to the S&P 500 Index and in absolute terms. Throughout the period, the company performed well with strong operating results led by continued momentum from sales of the iPhone and iPad. Verizon was another Fund holding that delivered strong performance during the period. The Fund benefited as the company’s earnings growth accelerated, boosting its stock price. Discover Financial Services, a bank holding company that offers direct banking and payment services, saw solid top line growth and record-low credit losses. In addition, charge-offs and delinquencies continued to decline.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Apple Inc	6.7%	McKesson Corp	2.7%
Microsoft Corp	4.1%	Amgen Inc	2.7%
Intel Corp	3.3%	Verizon Communications Inc	2.5%
3M Co	3.2%	Bristol-Myers Squibb Co	2.5%
Apache Corp	2.9%	The Kroger Co	2.2%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	S&P 500
(As of 7/31/12)	1 Year	4.15%	9.13%
	5 Year	1.13%	1.13%
	10 Year	5.34%	6.33%
	Since Inception (6/3/91)	7.66%	8.33%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INVESTOR SHARES AND S&P 500 (Unaudited)

Past performance is no guarantee of future results. The Fund's returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 1.26% of net assets as of 7/31/12. Until 11/30/12, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 1.25% of its average daily net assets per annum, absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. An investment in the Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	S&P 500
(As of 7/31/12)	1 Year	-0.74%	4.20%	9.13%
	5 Year*	0.15%	1.13%	1.13%
	10 Year*	4.83%	5.34%	6.33%
	Since Inception (6/3/91)*	7.41%	7.66%	8.33%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS A SHARES AND S&P 500 (with 4.75% maximum sales charge)* (Unaudited)

Past performance is no guarantee of future results. The Fund's returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 2.09% of net assets as of 7/31/12. Until 11/30/12, the Fund’s Manager has contractually agreed to limit certain ordinary A share expenses to 1.18% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. An investment in the Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charge of 4.75%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	S&P 500
(As of 7/31/12)	1 Year	4.62%	9.13%
	5 Year*	1.13%	1.13%
	10 Year*	5.34%	6.33%
	Since Inception (6/3/91)*	7.66%	8.33%

COMPARISON OF $2 MILLION INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND INSTITUTIONAL SHARES AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund's returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 0.83% of net assets as of 7/31/12. Until 11/30/12, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 0.80% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. An investment in the Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Institutional shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Class R shares	S&P 500
(As of 7/31/12)	1 Year	4.58%	9.13%
	5 Year	1.49%	1.13%
	10 Year*	5.65%	6.33%
	Since Inception (6/3/91)*	7.80%	8.33%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL EQUITY FUND CLASS R SHARES AND S&P 500* (Unaudited)

Past performance is no guarantee of future results. The Fund's returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 0.91% of net assets as of 7/31/12. Until 11/30/12, the Fund’s Manager has contractually agreed to limit certain ordinary R share expenses to 0.90% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. An investment in the Fund is subject to market risks such as sector concentration and style risk. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

*Class R shares were not offered prior to November 28, 2003. All performance information for time periods beginning prior to November 28 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class R shares.

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2012

SECURITY	SHARES	VALUE

Common Stocks – 99.1%
Consumer Discretionary – 10.8%
AutoZone Inc (a)	12,800	$4,802,944
Bed Bath & Beyond Inc (a)	26,100	1,590,795
Best Buy Co Inc	232,516	4,206,214
Chipotle Mexican Grill Inc (a)	24,600	7,191,318
Coach Inc	111,733	5,511,789
Comcast Corp Cl A	352	11,458
DIRECTV Cl A (a)	251,900	12,509,354
Gannett Co Inc	141,000	1,989,510
Gap Inc/The	67,145	1,980,106
Home Depot Inc/The	218	11,375
JC Penney Co Inc	236	5,312
Johnson Controls Inc	283	6,976
Lowe’s Cos Inc	364	9,235
Ltd Brands Inc	219	10,413
Macy’s Inc	48,700	1,745,408
Marriott International Inc/DE Cl A	85,500	3,113,910
McDonald’s Corp	101	9,025
NIKE Inc Cl B	94	8,775
O’Reilly Automotive Inc (a)	58,500	5,015,790
priceline.com Inc (a)	17,250	11,415,015
Scholastic Corp	316	9,521
Scripps Networks Interactive Inc Cl A	33,800	1,820,130
Staples Inc	666	8,485
Starbucks Corp	207	9,373
TJX Cos Inc	373,000	16,516,440
Target Corp	181	10,978
Tiffany & Co	152	8,349
Time Warner Cable Inc	132	11,211
Viacom Inc Cl B	208	9,716
Walt Disney Co/The	242	11,892
Weight Watchers International Inc	33,500	1,695,100
Whirlpool Corp	140	9,458

		81,265,375

Consumer Staples – 11.0%
Avon Products Inc	374	5,793
Bunge Ltd	135,400	8,905,258
Campbell Soup Co	116,800	3,867,248

SECURITY	SHARES	VALUE

Consumer Staples (Continued)
Coca-Cola Co/The	74,946	$6,055,637
Coca-Cola Enterprises Inc	72,300	2,119,836
Costco Wholesale Corp	120	11,542
Dean Foods Co (a)	644,500	7,972,465
Energizer Holdings Inc (a)	21,100	1,640,947
Estee Lauder Cos Inc/The Cl A	32,600	1,707,588
Herbalife Ltd	114,400	6,279,416
Kimberly-Clark Corp	44,041	3,827,603
Kraft Foods Inc Cl A	265	10,523
Kroger Co/The	765,300	16,966,701
Monster Beverage Corp (a)	176,500	11,731,955
PepsiCo Inc	161	11,710
Procter & Gamble Co/The	155	10,004
Safeway Inc	792,300	12,320,265
Whole Foods Market Inc	124	11,381

		83,455,872

Energy – 8.4%
Anadarko Petroleum Corp	115	7,986
Apache Corp	257,691	22,192,349
Cie Generale de Geophysique - Veritas ADR (a)	73,300	2,100,778
Concho Resources Inc (a)	149,600	12,753,400
Devon Energy Corp	34,635	2,047,621
Energen Corp	187	9,576
National Oilwell Varco Inc	229,320	16,579,836
Pioneer Natural Resources Co	88	7,799
Plains Exploration & Production Co (a)	199,100	7,956,036
Southwestern Energy Co (a)	287	9,543

		63,664,924

Financials – 14.7%
Aflac Inc	202,500	8,865,450
American Capital Agency Corp	450,600	15,834,084
American Express Co	191	11,023

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2012

SECURITY	SHARES	VALUE

Financials (Continued)
Annaly Capital Management Inc	898,700	$15,664,341
BB&T Corp	95,300	2,989,561
Discover Financial Services	465,800	16,750,168
Fifth Third Bancorp	493,400	6,818,788
JPMorgan Chase & Co	138,537	4,987,332
MetLife Inc	75,300	2,316,981
NYSE Euronext	343	8,740
ORIX Corp ADR	169,800	8,041,728
PNC Financial Services Group Inc	78,300	4,627,530
Prudential Financial Inc	73,100	3,529,268
Reinsurance Group of America Inc	92,300	5,138,341
Torchmark Corp	277,100	13,785,725
Travelers Cos Inc/The	29,000	1,816,850
US Bancorp	346	11,591

		111,197,501

Health Care – 12.6%
Amgen Inc	244,058	20,159,191
Becton Dickinson and Co	128	9,691
Biogen Idec Inc (a)	77,100	11,243,493
Bristol-Myers Squibb Co	525,900	18,722,040
Celgene Corp (a)	200,600	13,733,076
Gilead Sciences Inc (a)	37,510	2,037,918
McKesson Corp	226,700	20,568,491
St Jude Medical Inc	193,300	7,221,688
Valeant Pharmaceuticals International Inc (a)	38,500	1,831,060

		95,526,648

Industrials – 8.3%
3M Co	267,715	24,423,639
Cummins Inc	34,683	3,326,100
Deere & Co	78,600	6,038,052
Dun & Bradstreet Corp/The	179,100	14,362,029
Equifax Inc	183,900	8,613,876
Herman Miller Inc	422	7,723
Interface Inc	692	9,176
JetBlue Airways Corp (a)	1,688	9,301

SECURITY	SHARES	VALUE

Industrials (Continued)
RR Donnelley & Sons Co	147,429	$1,786,839
Roper Industries Inc	45,300	4,505,085
Southwest Airlines Co	1,054	9,686
Stanley Black & Decker Inc	134	8,963
United Parcel Service Inc Cl B	131	9,905

		63,110,374

Information Technology – 22.2%
Apple Inc (a)	83,290	50,870,200
Applied Materials Inc	762	8,298
CA Inc	363,300	8,744,631
Cisco Systems Inc	584,104	9,316,459
Dell Inc (a)	560	6,653
EMC Corp/MA (a)	373	9,776
F5 Networks Inc (a)	18,700	1,746,206
First Solar Inc (a)	358	5,563
Google Inc Cl A (a)	18,016	11,403,588
Hewlett-Packard Co	340	6,202
Intel Corp	979,841	25,181,914
International Business Machines Corp	27,752	5,438,837
KLA-Tencor Corp	37,600	1,914,216
Lexmark International Inc Cl A	52,500	918,225
Mastercard Inc Cl A	26,800	11,700,076
Microsoft Corp	1,053,839	31,056,635
Motorola Solutions Inc	201	9,716
Oracle Corp	260,400	7,864,080
Power Integrations Inc	260	9,162
SunPower Corp (a)	1,124	4,406
Symantec Corp (a)	133,600	2,104,200
Texas Instruments Inc	300	8,172
Xerox Corp	1,209	8,378
Yahoo! Inc (a)	649	10,280

		168,345,873

DOMINI SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2012

SECURITY	SHARES	VALUE

Materials – 2.1%
Domtar Corp	38,900	$2,873,154
International Paper Co	302	9,909
MeadWestvaco Corp	329	9,344
Nucor Corp	230	9,016
PPG Industries Inc	20,900	2,287,714
Sherwin-Williams Co/The	77,100	10,358,385

		15,547,522

Telecommunication Services – 6.0%
AT&T Inc	135,235	5,128,111
BT Group PLC ADR	55,900	1,903,954
Rogers Communications Inc Cl B	97,100	3,807,291
SK Telecom Co Ltd ADR	162,700	2,256,649
Sprint Nextel Corp (a)	2,576	11,231
TELUS Corp	166,600	10,212,580
Telecom Corp of New Zealand Ltd ADR	254,900	2,724,881
Verizon Communications Inc	427,063	19,277,624

		45,322,321

SECURITY	SHARES	VALUE

Utilities – 3.0%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	120,600	$10,178,640
Integrys Energy Group Inc	185	11,200
National Grid PLC ADR	139,900	7,260,810
OGE Energy Corp	100,400	5,332,244

		22,782,894

Total Common Stocks – 99.1% (Cost $625,655,108) (b)		750,219,304

Other Assets, less liabilities – 0.9%		6,974,139

Net Assets – 100.0%		$757,193,443

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $627,287,319. The aggregate gross unrealized appreciation is $138,864,864 and the aggregate gross unrealized depreciation is $15,932,879, resulting in net unrealized appreciation of $122,931,985.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2012, the Fund’s Investor shares declined -12.38%, lagging the MSCI EAFE index, which returned -10.99%.

The beginning of the period was volatile for global equities as investors succumbed to mounting concerns over European debt issues and a global slowdown, despite strong corporate fundamentals. At the beginning of calendar year 2012, global equity markets performed strongly, shrugging off lingering uncertainty over sovereign debt issues, and focusing instead on improving economic data. However, before the reporting period ended, global equities reversed course as fears surrounding European sovereign debt once again took center stage.

The Fund benefited the most from its stock selection in the consumer discretionary and health care sectors, and an underweight and stock selection in the materials sector. The Fund was hurt the most by its underweight and weak stock selection in the consumer staples sector and weak stock selection in the information technology, and industrials sectors.

Top contributors to relative performance included Sabesp (utilities), InterContinental Hotels Group (consumer discretionary), and Sanofi (health care). Sabesp is the water and sanitation utility for the state of Sao Paolo, Brazil. Although water utilities can be controversial, Sabesp is 50% owned by the local government and provides virtually universal access within its region, including water and sanitation services to 226,000 people in informal settlements. InterContinental Hotels Group is the largest franchiser, manager, and owner of hotels in the world as measured by total rooms. Shares increased throughout the period as the company benefited from several industry trends, including the growth of the branded hotel sector and an increase in affluence and freedom to travel in emerging markets. Our overweight position contributed to relative performance. Based in France, Sanofi is one of the five largest pharmaceutical companies in the world by sales. The stock rose along with the rest of the traditionally defensive health care sector in a volatile market environment.

Top detractors from relative performance included Fujifilm (information technology), Voestalpine (materials), and Wendel (financials). Fujifilm is engaged in the provision of imaging, information, and document solutions. Shares declined as estimates were reduced due to a lack of recovery in TAC film, decreased demand for LCDs, and the effect of floods in Thailand. Voestalpine is an Austria-based producer and distributor of steel and steel products. Shares declined as performance in the railway segment lagged due to high competition. Seasonal maintenance and downtime for capacity upgrades affected production in the steel segment and further pressured the company’s stock price. Shares of Wendel, a diversified financial services company based in France, declined after the firm announced a disappointing earnings decline.

The portfolio focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to minimize unintended and uncompensated risks. The portfolio’s characteristics such as beta, capitalization distribution, and sector weight are similar to those of the MSCI EAFE Index.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS
Sanofi	2.9%	Johnson Matthey PLC	1.9%
Novo Nordisk A/S	2.6%	Rexam PLC	1.9%
CSL Ltd	2.2%	Deutsche Post AG	1.8%
ASML Holding NV	2.1%	TGS-NOPEC Geophysical Co	1.8%
Central Japan Railway Co	2.0%	Koninklijke Ahold NV	1.7%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

*Other countries include Belgium (0.4%), China (0.4%), Thailand (0.4%), Ireland (0.3%), Taiwan (0.3%), India (0.2%), Malaysia (0.2%), Portugal (0.2%), Indonesia (0.1%), and Poland (0.1%).

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	MSCI EAFE
(As of 7/31/12)	1 Year	-12.38%	-10.99%
	5 Year	-7.05%	-5.14%
	Since Inception (12/27/06)	-5.70%	-2.87%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND INVESTOR SHARES AND MSCI EAFE (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 1.74% of net assets as of 7/31/12. Until 11/30/12, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 1.60% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)
		Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	MSCI EAFE
(As of 7/31/12)	1 Year	-16.43%	-12.26%	-10.99%
	5 Year*	-7.96%	-7.05%	-5.14%
	Since Inception (12-27-06)*	-6.52%	-5.70%	-2.87%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI INTERNATIONAL SOCIAL EQUITY FUND CLASS A SHARES AND MSCI EAFE (with 4.75% maximum sales charge)* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 2.33% of net assets as of 7/31/12. Until 11/30/12, the Fund’s Manager has contractually agreed to limit certain ordinary A share expenses to 1.57% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini International Social Equity Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index is an unmanaged index of common stocks. Investors cannot invest directly in an index.

*Class A shares were not offered prior to November 28, 2008. All performance information for time periods beginning prior to November 28 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Class A shares, but does, where noted, reflect an adjustment for the maximum applicable sales charges of 4.75%.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2012

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stock – 97.3%
Australia – 6.6%
AWE Ltd	Energy	552,821	$861,007
Cochlear Ltd	Health Care Equipment & Services	8,347	579,215
CSL Ltd	Pharma, Biotech & Life Sciences	64,161	2,883,097
Dexus Property Group	Real Estate	1,378,009	1,435,647
GPT Group	Real Estate	412,757	1,489,872
National Australia Bank Ltd	Banks	8,813	231,674
Sims Metal Management Ltd	Materials	633	5,529
Westfield Group	Real Estate	72,472	762,659
Westpac Banking Corp	Banks	17,397	424,739

			8,673,439

Austria – 0.8%
Raiffeisen Bank International AG	Banks	33,550	1,109,608

			1,109,608

Belgium – 0.4%
Belgacom SA	Telecommunication Services	19,565	564,070

			564,070

Brazil – 1.5%
Banco do Brasil SA	Banks	19,500	207,199
Cia de Saneamento Basico do Estado de Sao Paulo ADR	Utilities	20,400	1,721,760

			1,928,959

China – 0.4%
Beijing Capital International Airport Co Ltd Cl H	Transportation	362,000	246,511
Byd Co Ltd Cl H (a)	Automobiles & Components	3,000	5,115
China High Speed Transmission Equipment Group Co Ltd	Capital Goods	15,294	4,123
China Overseas Land & Investment Ltd	Real Estate	116,000	274,080
JA Solar Holdings Co Ltd ADR (a)	Semiconductors & Semiconductor Equipment	4,600	4,292
LDK Solar Co Ltd ADR (a)	Semiconductors & Semiconductor Equipment	4,000	5,680
Suntech Power Holdings Co Ltd ADR (a)	Semiconductors & Semiconductor Equipment	9,510	10,746
Yingli Green Energy Holding Co Ltd ADR (a)	Semiconductors & Semiconductor Equipment	2,200	3,520

			554,067

Denmark – 3.6%
Coloplast A/S Cl B	Health Care Equipment & Services	1,910	362,581
H Lundbeck A/S	Pharma, Biotech & Life Sciences	22,864	454,090
Novo Nordisk A/S Cl B	Pharma, Biotech & Life Sciences	22,267	3,443,891

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2012

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Denmark (Continued)
Pandora A/S	Consumer Durables & Apparel	43,355	$416,892
Vestas Wind Systems A/S (a)	Capital Goods	2,437	11,681

			4,689,135

Finland – 0.9%
Metso OYJ	Capital Goods	16,603	607,084
Nokia OYJ	Technology Hardware & Equipment	256,011	614,816

			1,221,900

France – 9.2%
Accor SA	Consumer Services	18,986	632,839
AXA SA	Insurance	112,293	1,376,030
Cie Generale de Geophysique –Veritas (a)	Energy	12,439	358,700
Ciments Francais SA	Materials	3,925	217,522
Credit Agricole SA	Banks	177,851	764,642
Etablissements Maurel et Prom	Energy	73,336	1,130,768
Fonciere Des Regions	Real Estate	11,241	814,572
Renault SA	Automobiles & Components	15,150	664,038
Sanofi	Pharma, Biotech & Life Sciences	46,380	3,796,718
SCOR SE	Insurance	35,513	844,543
Societe Generale SA	Banks	33,264	737,803
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	87,404	476,102
Unibail-Rodamco SE	Real Estate	1,965	378,487

			12,192,764

Germany – 8.0%
Adidas AG	Consumer Durables & Apparel	6,307	474,665
Commerzbank AG (a)	Banks	351,668	548,733
Continental AG	Automobiles & Components	12,406	1,127,256
Deutsche Post AG	Transportation	131,440	2,369,848
Generali Deutschland Holding AG	Insurance	2,793	179,244
Hannover Rueckversicherung AG	Insurance	9,185	551,676
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	96,870	707,331
Merck KGaA	Pharma, Biotech & Life Sciences	5,188	523,154
Muenchener Rueckversicherungs AG	Insurance	6,009	855,484
SAP AG	Software & Services	19,349	1,235,785
SMA Solar Technology AG	Semiconductors & Semiconductor Equipment	163	5,019
Suedzucker AG	Food & Beverage	59,312	2,049,662

			10,627,857

Hong Kong – 3.6%
Great Eagle Holdings Ltd	Real Estate	73,019	184,769
Hongkong Land Holdings Ltd	Real Estate	150,000	900,000
Hysan Development Co Ltd	Real Estate	58,000	244,981
Link REIT/The	Real Estate	193,000	847,556

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2012

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Hong Kong (Continued)
New World Development Co Ltd	Real Estate	525,000	$671,684
Wharf Holdings Ltd	Real Estate	138,000	797,354
Wheelock & Co Ltd	Real Estate	296,471	1,160,472

			4,806,816

India – 0.2%
ICICI Bank Ltd	Banks	17,476	301,961
Suzlon Energy Ltd (a)	Capital Goods	17,343	5,738

			307,699

Indonesia – 0.1%
Telekomunikasi Indonesia Persero Tbk PT	Telecommunication Services	168,000	161,521

			161,521

Ireland – 0.3%
Irish Bank Resolution Corp Ltd (a)(c)	Banks	138,674	0
Smurfit Kappa Group PLC	Materials	60,293	449,236

			449,236

Italy – 1.7%
Parmalat SpA	Food & Beverage	692,557	1,309,230
Tenaris SA	Energy	49,753	969,956

			2,279,186

Japan – 18.9%
Aeon Co Ltd	Food & Staples Retailing	169,549	2,049,350
Amada Co Ltd	Capital Goods	23,000	122,510
Aoyama Trading Co Ltd	Retailing	67,386	1,320,110
Asahi Holdings Inc	Materials	490	8,489
Astellas Pharma Inc	Pharma, Biotech & Life Sciences	23,184	1,107,251
Central Japan Railway Co	Transportation	325	2,696,542
Credit Saison Co Ltd	Diversified Financials	6,300	144,392
Dai Nippon Printing Co Ltd	Commercial & Professional Services	163,000	1,250,154
Daicel Corp	Materials	156,000	942,791
Daiwa House Industry Co Ltd	Real Estate	54,000	773,009
Elpida Memory Inc (a)(c)	Semiconductors & Semiconductor Equipment	126,200	1,616
Fast Retailing Co Ltd	Retailing	48	9,926
FUJIFILM Holdings Corp	Technology Hardware & Equipment	127,523	2,302,271
Fukuoka Financial Group Inc	Banks	179,000	657,785
Honda Motor Co Ltd	Automobiles & Components	260	8,492
Konica Minolta Holdings Inc	Technology Hardware & Equipment	151,000	1,078,848
Mitsubishi Estate Co Ltd	Real Estate	8,000	145,045
Mitsui Fudosan Co Ltd	Real Estate	17,000	332,164
Nissan Motor Co Ltd	Automobiles & Components	110,900	1,056,461
Nisshin Seifun Group Inc	Food & Beverage	36,500	437,439
Nomura Holdings Inc	Diversified Financials	113,900	405,432
Nomura Research Institute Ltd	Software & Services	12,100	252,070
NTN Corp	Capital Goods	2,100	5,700

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2012

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Odakyu Electric Railway Co Ltd	Transportation	1,000	$10,294
ORIX Corp	Diversified Financials	8,293	793,197
Osaka Gas Co Ltd	Utilities	43,000	176,735
Otsuka Holdings Co Ltd	Pharma, Biotech & Life Sciences	73,700	2,250,634
Rohm Co Ltd	Semiconductors & Semiconductor Equipment	8,300	300,330
Seino Holdings Co Ltd	Transportation	103,693	705,006
Shionogi & Co Ltd	Pharma, Biotech & Life Sciences	36,800	526,791
Suzuken Co Ltd	Health Care Equipment & Services	8,100	291,538
Toppan Printing Co Ltd	Commercial & Professional Services	305,451	1,908,580
Toray Industries Inc	Materials	1,394	8,800
Toyo Seikan Kaisha Ltd	Materials	55,598	660,627
Yamada Denki Co Ltd	Retailing	5,870	306,277

			25,046,656

Malaysia – 0.2%
DiGi.Com Bhd	Telecommunication Services	183,000	259,633

			259,633

Netherlands – 5.4%
Aegon NV	Insurance	152,385	695,692
ASML Holding NV	Semiconductors & Semiconductor Equipment	47,248	2,747,650
Koninklijke Ahold NV	Food & Staples Retailing	189,783	2,312,731
Koninklijke DSM NV	Materials	29,253	1,442,142

			7,198,215

New Zealand – 0.9%
Telecom Corp of New Zealand Ltd	Telecommunication Services	525,474	1,134,772

			1,134,772

Norway – 2.5%
Fred Olsen Energy ASA	Energy	25,355	963,179
Renewable Energy Corp ASA (a)	Semiconductors & Semiconductor Equipment	28,276	9,872
Renewable Energy Rights (a)(c)	Semiconductors & Semiconductor Equipment	17,799	1,775
TGS Nopec Geophysical Co ASA	Energy	78,932	2,325,273

			3,300,099

Poland – 0.1%
Telekomunikacja Polska SA	Telecommunication Services	34,948	165,156

			165,156

Portugal – 0.2%
Banco Espirito Santo SA (a)	Banks	498,852	307,181
Portugal Telecom SGPS SA	Telecommunication Services	1,807	7,678

			314,859

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2012

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
South Africa – 0.9%
FirstRand Ltd	Diversified Financials	306,868	$1,032,468
RMB Holdings Ltd	Diversified Financials	44,814	200,038
Sanlam Ltd	Insurance	2,531	10,956

			1,243,462

South Korea – 1.1%
KT Corp	Telecommunication Services	6,260	178,561
Seoul Semiconductor Co Ltd	Semiconductors & Semiconductor Equipment	403	7,592
SK Innovation Co Ltd	Energy	7,097	976,083
SK Telecom Co Ltd	Telecommunication Services	1,846	235,929

			1,398,165

Spain – 1.0%
Abertis Infraestructuras SA	Transportation	22,640	280,356
Banco Santander SA	Banks	19,676	119,948
Gamesa Corp Tecnologica SA	Capital Goods	6,257	9,463
Gamesa Corporacion Tecnologica Rights (a)(c)	Capital Goods	74	112
Mapfre SA	Insurance	328,190	599,402
Sacyr Vallehermoso SA	Capital Goods	157,653	252,405

			1,261,686

Sweden – 3.2%
Atlas Copco AB Cl A	Capital Goods	90,698	2,046,638
Hennes & Mauritz AB Cl B	Retailing	277	10,269
Holmen AB Cl B	Materials	340	9,150
Millicom International Cellular SA SDR	Telecommunication Services	5,009	454,482
SKF AB Cl B	Capital Goods	385	7,990
Swedbank AB Cl A	Banks	73,745	1,288,255
Trelleborg AB Cl B	Capital Goods	43,499	450,422

			4,267,206

Switzerland – 6.7%
Aryzta AG	Food & Beverage	46,034	2,291,199
Cie Financiere Richemont SA Cl A	Consumer Durables & Apparel	20,332	1,155,784
Holcim Ltd	Materials	15,714	929,517
Lindt & Spruengli AG	Food & Beverage	4	143,524
Novartis AG	Pharma, Biotech & Life Sciences	22,491	1,321,169
OC Oerlikon Corp AG	Capital Goods	94,525	774,263
Swiss Life Holding AG	Insurance	7,480	718,132
Swiss Re AG	Insurance	21,059	1,324,486
Swisscom AG	Telecommunication Services	482	193,403

			8,851,477

Taiwan – 0.3%
Everlight Electronics Co Ltd	Technology Hardware & Equipment	4,000	6,295
HTC Corp	Technology Hardware & Equipment	41,000	399,166
Motech Industries Inc	Semiconductors & Semiconductor Equipment	4,500	4,899

			410,360

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2012

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Thailand – 0.4%
Bangkok Bank PCL	Banks	83,700	$553,213

			553,213

Turkey – 0.7%
Turkiye Halk Bankasi AS	Banks	109,100	938,023

			938,023

United Kingdom – 17.5%
Associated British Foods PLC	Food & Beverage	15,137	297,644
Berkeley Group Holdings PLC (a)	Consumer Durables & Apparel	463	9,924
British Land Co PLC	Real Estate	16,715	139,980
BT Group PLC	Telecommunication Services	617,933	2,103,848
Bunzl PLC	Capital Goods	128,695	2,246,261
Croda International PLC	Materials	4,645	171,028
InterContinental Hotels Group PLC	Consumer Services	74,372	1,837,615
Johnson Matthey PLC	Materials	74,357	2,539,753
London Stock Exchange Group PLC	Diversified Financials	51,447	781,486
Marks & Spencer Group PLC	Retailing	1,781	9,312
Mondi PLC	Materials	148,003	1,262,646
National Grid PLC	Utilities	201,705	2,093,707
Next PLC	Retailing	28,813	1,453,191
Old Mutual PLC (a)	Insurance	262,874	649,520
Persimmon PLC	Consumer Durables & Apparel	161,296	1,555,482
Rexam PLC	Materials	361,194	2,458,914
Standard Chartered PLC	Banks	7,256	166,495
Taylor Wimpey PLC	Consumer Durables & Apparel	2,662,708	1,841,906
Vodafone Group PLC	Telecommunication Services	535,406	1,531,783

			23,150,495

Total Common Stock – 97.3% (Cost $126,572,547)			129,059,734

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2012

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Preferred Stock – 1.4%
Germany – 1.4%
Henkel AG & Co KGaA	Household & Personal Products	20,912	$1,506,619
ProSiebenSat.1 Media AG	Media	15,267	321,515

			1,828,134

Total Preferred Stock (Cost $1,228,401)			1,828,134

Total Investments – 98.7% (Cost $127,800,948) (b)			130,887,868

Other Assets, less liabilities – 1.3%			1,695,435

Net Assets – 100.0%			$132,583,303

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $129,482,763. The aggregate gross unrealized appreciation is $10,788,669 and the aggregate gross unrealized depreciation is $9,383,564, resulting in net unrealized appreciation of $1,405,105.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

ADR — American Depository Receipt

SDR — Swedish Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

Performance Commentary (Unaudited)

For the year ended July 31, 2012, the Fund’s Investor shares returned 4.80%, lagging the Barclays Capital Intermediate Aggregate (BCIA) index, which returned 4.96%.

Agency mortgage-backed securities (MBS) contributed most significantly to Fund performance relative to the benchmark due to our overweight of both (a) new-issue, low-coupon, 15-year bonds, and (b) bonds that feature more overall stability. This proved consistently rewarding, due to the fact that the U.S. mortgage market was marked by the same key feature throughout the year. That is, an increasing number of U.S. mortgage holders decided to “prepay” their outstanding mortgage balances so that they can refinance at lower interest rates. Generally speaking, an increase in prepayments is a risk for MBS investors, because prepayments can reduce performance by causing investors to reinvest at lower interest rates. Our strategy helped to mitigate this risk. The new MBS issues we prefer are likely to experience lower prepayments — and should, therefore, offer higher yields — as homeowners are unlikely to refinance their newly assumed mortgages only a few months later. In addition, our performance was enhanced by our overweight of securities that feature certain prepayment “protection” provisions, which mandate that any prepayments be directed to the type of bonds we do not favor. This has the effect of making our positions more stable than the typical MBS position, because it minimizes our need to reinvest at lower yields.

Our overweighting to the corporate bond sector also contributed positively to performance during the fiscal year.

The Fund seeks to play a positive role in the economic development of struggling communities. As of July 31, the Fund invested a total of $4 million with 15 community development financial institutions (CDFIs), serving low- to medium income borrowers across the country. During the period, the Fund’s cash position, as well as its CDFI holdings, detracted from performance relative to the BCIA.

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Investor shares	BCIA
(As of 7/31/12)	1 Year	4.80%	4.96%
	5 Year	5.78%	6.27%
	10 Year	4.39%	5.16%
	Since Inception (6/1/00)	5.42%	6.12%

COMPARISON OF $10,000 INVESTMENT IN THE DOMINI SOCIAL BOND FUND INVESTOR SHARES AND BCIA (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 1.28% of net assets as of 7/31/12. Until 11/30/12, the Fund’s Manager has contractually agreed to limit certain ordinary Investor share expenses to 0.95% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

The Barclays Capital Intermediate Aggregate Index is an unmanaged index of intermediate-duration fixed-income securities. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)		Institutional shares	BCIA
(As of 7/31/12)	1 Year*	4.80%	4.96%
	5 Year*	5.78%	6.27%
	10 Year*	4.39%	5.16%
	Since Inception (6/1/00)*	5.42%	6.12%

COMPARISON OF $500,000 INVESTMENT IN THE DOMINI SOCIAL BOND FUND INSTITUTIONAL SHARES AND BCIA* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-498-1351 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher. A 2.00% fee applies on sales/exchanges made less than 30 days after purchase/exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The Fund’s gross annual operating expenses totaled 3.99% of net assets as of 7/31/12. Until 11/30/12, the Fund’s Manager has contractually agreed to limit certain ordinary Institutional share expenses to 0.65% of its average daily net assets per annum absent an earlier modification by the Fund’s Board. The Fund’s total return would have been lower without this limit.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money.

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. During periods of rising interest rates, bond funds can lose value. The Fund’s community development investments may be unrated and may carry greater risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

The Barclays Capital Intermediate Aggregate Index is an unmanaged index of intermediate-duration fixed-income securities. You cannot invest directly in an index.

*Institutional shares were not offered prior to November 30, 2011. All performance information for time periods beginning prior to November 30 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2012

	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations – 39.4%
Fannie Mae:
3.625%, 2/12/2013	$4,000,000	$4,072,552
0.500%, 10/30/2012	6,900,000	6,906,389
Freddie Mac:
1.250%, 5/12/2017	17,550,000	17,928,080
1.750%, 9/10/2015 (e)	14,631,000	15,240,879
2.875%, 2/9/2015	9,950,000	10,585,974
U.S. Small Business Administration:
2003-10C 1, 3.530%, 5/1/2013	28,187	28,451

Total U.S. Government Agency Obligations (Cost $54,014,600)		54,762,325

U.S. Government Agency Mortgage Securities – 34.5%
Fannie Mae:
FNR 2012-17 BC, 3.500%, 3/25/2027	368,000	405,052
FNR 2011-89 BT, 3.500%, 9/25/2026	500,000	540,839
FNR 2011 36 DB, 3.000%, 5/25/2026	1,797,000	1,922,163
FNR 2011-44 EB,3.000%, 5/25/2026	825,000	878,088
FNR 2011-98 VE, 3.500%, 6/25/2026	1,014,000	1,092,420
FNR 2010 144 YB, 3.000%, 12/25/2025	1,724,000	1,843,996
190370, 6.000%, 6/1/2036	729,618	806,684
357829, 6.000%, 6/1/2035	462,496	513,514
464501, 5.450%, 2/1/2025	976,321	1,143,225
471092, 2.740%, 4/1/2022	1,283,681	1,347,595
471235, 3.120%, 5/1/2022	1,295,283	1,390,696
471870, 2.820%, 7/1/2022 (c)(d)	190,000	198,075
735500, 5.500%, 5/1/2035	866,526	955,945
745327, 6.000%, 3/1/2036	1,802,707	2,001,568
827943, 5.000%, 5/1/2035	163,900	179,421
874332, 6.030%, 2/1/2022	1,089,353	1,289,927
888344, 5.000%, 10/1/2035	1,432,588	1,564,879
889529, 6.000%, 3/1/2038	572,052	639,447
975106, 5.500%, 6/1/2038	1,564,443	1,726,372
995082, 5.500%, 8/1/2037	536,189	592,526
AD0439, 6.000%, 7/1/2039	256,098	283,149
AE0115, 5.500%, 12/1/2035	2,900,000	3,203,575
AM0061, 3.100%, 7/1/2024	1,000,000	1,056,548
TBA, 2.500%, 12/1/2099 (d)	3,624,000	3,771,225
Freddie Mac:
1B8740, 2.429%, VR, 9/1/2041	376,460	393,482
848553, 2.649%, VR, 6/1/2041	372,633	390,641
A12413, 5.000%, 8/1/2033	154,192	168,233
FHR 3768 CB, 3.500%, 12/15/2025	343,000	377,730
FHR 3800 CB, 3.500%, 2/15/2026	383,000	423,611
FHR 3806 L, 3.500%, 2/15/2026	847,000	933,437
FHR 3829 BE, 3.500%, 3/15/2026	526,000	580,085
G01779, 5.000%, 4/1/2035	184,768	201,392
G01837, 5.000%, 7/1/2035	1,303,263	1,416,649
G02162, 5.500%, 5/1/2036	616,171	674,653
G02252, 5.500%, 7/1/2036	237,062	259,562

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2012

	Principal Amount	Value (Note 1)
U.S. Government Agency Mortgage Securities (Continued)
G02424, 5.500%, 12/1/2036	$1,281,924	$1,403,594
G04997, 5.000%, 1/1/2037	1,295,139	1,407,819
G05052, 5.000%, 10/1/2033	90,700	98,960
G05098, 6.000%, 12/1/2038	692,755	762,295
G06079, 6.000%, 7/1/2039	909,710	1,002,449
J18446, 3.000%, 3/1/2027	1,168,395	1,229,991
J19132, 3.000%, 5/1/2027	1,971,594	2,075,534
J19225, 3.000%, 5/1/2027	150,653	158,596
J19285, 2.500%, 6/1/2027	775,301	807,468
Z40004, 6.000%, 8/1/2036	195,614	215,005
FHLMC GOLD CONV INTER, 2.500%, 12/1/2099 (d)	752,000	779,847
Ginnie Mae CMO:
2003-78 C, 5.074%, VR, 2/16/2031	1,000,000	1,073,928
2006-9 B, 5.269%, VR, 3/16/2037	720,620	775,506
2012-13 VK, 3.500%, 1/20/2025	808,376	890,771

Total U.S. Government Agency Mortgage Securities (Cost $45,604,447)		47,848,167

Corporate Obligations – 18.9%
3M Company, 1.375%, 9/29/2016	1,000,000	1,026,683
Air Products & Chemicals, 4.150%, 2/1/2013	700,000	713,348
American Express Credit, 2.375%, 3/24/2017	1,000,000	1,051,868
Analog Devices, 3.000%, 4/15/2016	333,000	360,029
AT&T Inc, 3.875%, 8/15/2021	400,000	450,946
AutoZone Inc., 3.700%, 4/15/2022	750,000	789,447
Becton Dickinson, 3.250%, 11/12/2020	500,000	544,860
Cisco Systems Inc., 5.500%, 2/22/2016	388,000	453,704
Comcast Corporation, 4.950%, 6/15/2016	600,000	681,053
Deere & Company, 2.600%, 6/8/2022	1,000,000	1,037,513
Digital Realty Trust LP, 5.875%, 2/1/2020	1,000,000	1,133,179
eBay Inc., 2.600%, 7/15/2022	1,000,000	1,022,024
ENSCO Plc, 4.700%, 3/15/2021	1,364,000	1,532,817
FISERV INC, 4.750%, 6/15/2021	1,000,000	1,101,350
Hewlett-Packard Co., 4.500%, 3/1/2013	700,000	713,812
IBM Corp, 5.700%, 9/14/2017	700,000	858,043
Illinois Tool Works, Inc., 6.250%, 4/1/2019	700,000	877,452
Intel Corp, 1.950%, 10/1/2016	1,000,000	1,051,087
John Deere Capital Corporation, 1.250%, 12/2/2014	1,000,000	1,017,729
Juniper Networks Inc., 3.100%, 3/15/2016	128,000	133,516
Kellogg Co., 4.250%, 3/6/2013	700,000	715,511
Kroger Co., 7.500%, 1/15/2014	700,000	767,108
NASDAQ OMX Group, 5.550%, 1/15/2020	542,000	577,848
Northern Trust Company, 5.200%, 11/9/2012	700,000	709,142
Oracle Corp., 5.750%, 4/15/2018	134,000	165,229
PACCAR Financial Corp, 1.550%, 9/29/2014	1,000,000	1,020,876
Praxair Inc., 4.625%, 3/30/2015	647,000	714,395
SBA Tower Trust 144A, 2.933%, 12/15/2017 (d)(f)	320,000	324,210
SBC Communications, 5.100%, 9/15/2014	600,000	656,780
TD Ameritrade Holding Co, 5.600%, 12/1/2019	700,000	815,641
Thermo Fisher Scientific, 2.250%, 8/15/2016	1,000,000	1,039,132

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2012

	Principal Amount	Value (Note 1)
Corporate Obligations (Continued)
United Parcel Service, 3.125%, 1/15/2021	$500,000	$544,951
Verizon Communications, 5.550%, 2/15/2016	700,000	812,894
Xerox Corporation, 6.350%, 5/15/2018	700,000	815,053

Total Corporate Obligations (Cost $24,163,860)		26,229,230

Corporate Mortgage Securities – 0.5%
CRFCM 2004-1A A 144A, 5.500%, VR, 4/25/2035 (g)	689,546	694,025

Total Corporate Mortgage Securities (Cost $689,546)		694,025

Certificates of Deposit – 2.3%
BANK2, 0.500%, 11/3/2012 (a)	250,000	250,000
Central Bank of Kansas City, 0.400%, 5/30/2013 (a)	250,000	250,000
City First Bank of D.C., 0.700%, 2/5/2013 (a)	250,000	250,000
Community Capital Bank of Virginia, 0.500%, 2/4/2013 (a)	250,000	250,000
Community Commerce Bank, 0.300%, 6/1/2013 (a)	250,000	250,000
Communitywide Federal Credit Union, 0.850%, 1/29/2013 (a)	250,000	250,000
Eastern Bank, 0.150%, 12/20/2012 (a)	250,000	250,000
Hope Federal Credit Union, 0.900%, 2/4/2013 (a)	250,000	250,000
Liberty Bank and Trust Co., 0.810%, 12/4/2012 (a)	200,000	200,000
Promerica Bank, 0.500%, 2/8/2013 (a)	250,000	250,000
Self-Help Federal Credit Union, 1.050%, 12/27/2012 (a)	250,000	250,000
Self-Help Credit Union, 1.050%, 12/12/2012 (a)	250,000	250,000
Southern Bancorp, 0.250%, 6/20/2013 (a)	250,000	250,000

Total Certificates of Deposit (Cost $3,200,000)		3,200,000

DOMINI SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2012

	Principal Amount	Value (Note 1)
Cash Equivalents – 0.6%
Communitywide Federal Credit Union, 0.200%, 2/15/2013 (a)	$100,000	$100,000
Money Market Demand Accounts:
Latino Community Credit Union, 0.500%, 8/16/2012 (a)	250,939	250,939
Opportunities Credit Union, 0.300%, 8/15/2012 (a)	250,051	250,051
Self-Help Money Market Demand, 0.740%, 8/16/2012 (a)	101,598	101,598
Southern Bancorp Money Market, 0.470%, 8/16/2012 (a)	100,537	100,537

Total Cash Equivalents (Cost $803,125)		803,125

Total Investments – 96.2% (Cost $128,475,578) (b)		133,536,872

Other Assets, less liabilities – 3.8%		5,284,990

Net Assets – 100.0%		$138,821,862

(a) Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(b) The aggregate cost for book and federal income purposes is the same. The aggregate gross unrealized appreciation is $5,070,773, and the aggregate gross unrealized depreciation is $9,479, resulting in net unrealized appreciation of $5,061,294.

(c) Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

(d) A portion or all of the security was purchased as a when issued or delayed delivery security.

(e) A portion or all of the security was segregated for collateral for when issued or delayed delivery securities.

(f) This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

(g) This security has been determined to be illiquid under guidelines established by the Fund’s Board of Trustees for which the designation as illiquid is unaudited.

CMO — Collateralized Mortgage Obligation

VR — Variable interest rate. Rate shown is that on July 31, 2012.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund’s Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 1, 2012, and held through July 31, 2012.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned “Actual Expenses” below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading “Expenses Paid During Period” in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 2/1/2012	Ending Account Value as of 7/31/2012	Expenses Paid During Period 2/1/2012 – 7/31/2012
Domini Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,036.80	$6.33[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.65	$6.27[1]
Domini Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,037.50	$5.98[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.00	$5.92[1]
Domini Social Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,039.20	$4.06[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.89	$4.02[1]
Domini Social Equity Fund Class R Shares	Actual Expenses	$1,000.00	$1,039.00	$4.56[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.39	$4.52[1]
Domini International Social Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,009.90	$8.00[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.91	$8.02[2]
Domini International Social Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,010.80	$7.85[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.06	$7.87[2]
Domini Social Bond Fund Investor Shares	Actual Expenses	$1,000.00	$1,016.60	$4.76[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.14	$4.77[3]
Domini Social Bond Fund Institutional Shares	Actual Expenses	$1,000.00	$1,018.10	$3.26[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.63	$3.27[3]

1 Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Investor shares, or 1.18% for Class A shares, or 0.80% for Institutional Class, or 0.90% for Class R shares, multiplied by average account value over the period, multiplied by 182, and divided by 366.

2 Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Investor shares, or 1.57% for Class A shares, multiplied by average account value over the period, multiplied by 182, and divided by 366.

3 Expenses are equal to the Fund’s annualized expense ratio of 0.95% for Investor Shares, or 0.65% for Institutional Class, multiplied by average account value over the period, multiplied by 182, and divided by 366.

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2012

	Domini Social Equity Fund	Domini International Social Equity Fund
ASSETS
Investments at value (cost $625,655,108, and $127,800,948, respectively)	$750,219,304	$130,887,868
Cash	6,933,921	1,571,710
Foreign currency, at value (cost $0, and $43,611, respectively)	-	43,778
Receivable for securities sold	-	41
Receivable for capital shares	717,096	133,210
Dividend receivable	951,336	205,838
Tax reclaim receivable	4,059	79,557

Total assets	758,825,716	132,922,002

LIABILITIES
Payable for securities purchased	-	7,247
Payable for capital shares	818,768	114,152
Management /Sponsorship fee payable	477,081	109,014
Distribution fee payable	115,388	8,238
Other accrued expenses	221,036	77,259
Foreign tax payable	-	22,789

Total liabilities	1,632,273	338,699

NET ASSETS	$757,193,443	$132,583,303

NET ASSETS CONSIST OF
Paid-in capital	$812,537,894	$145,453,885
Undistributed net investment income (loss)	1,198,721	(1,421,083)
Accumulated net realized gain (loss)	(181,107,368)	(14,516,856)
Net unrealized appreciation (depreciation)	124,564,196	3,067,357

NET ASSETS	$757,193,443	$132,583,303

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$545,900,598	$126,826,836

Outstanding shares of beneficial interest	16,714,582	21,216,545

Net asset value and offering price per share*	$32.66	$5.98

Class A Shares
Net assets	$3,556,042	$5,756,467

Outstanding shares of beneficial interest	350,053	923,044

Net asset value*	$10.16	$6.24

Maximum offering price per share (net asset value per share / (1-4.75%))	$10.67	$6.55

Institutional shares
Net assets	$181,634,828

Outstanding shares of beneficial interest	9,029,138

Net asset value and offering price per share*	$20.12

Class R shares
Net assets	$26,101,975

Outstanding shares of beneficial interest	2,774,245

Net asset value and offering price per share*	$9.41

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2012

	Domini Social Equity Fund	Domini International Social Equity Fund
INCOME
Dividends (net of foreign taxes $235,566, and $330,424, respectively)	$16,403,125	$4,278,324

Investment Income	16,403,125	4,278,324

EXPENSES
Management /Sponsorship fees	5,334,765	1,319,718
Distribution fees – Investor shares	1,345,956	318,679
Distribution fees – Class A shares	6,476	11,250
Transfer agent fees – Investor shares	982,613	305,613
Transfer agent fees – Class A shares	7,252	15,561
Transfer agent fees – Institutional shares	1,205	-
Transfer agent fees – Class R shares	924	-
Custody and Accounting fees	161,314	193,456
Trustees fees	75,426	14,632
Shareholder Service fees – Investor shares	73,702	19,243
Shareholder Service fees – Class A shares	714	1,362
Shareholder Service fees – Institutional shares	119	-
Shareholder Service fees – Class R shares	99	-
Shareholder Communication fees	69,418	16,866
Professional fees	57,201	51,023
Registration fees – Investor shares	26,031	27,425
Registration fees – Class A shares	17,971	19,694
Registration fees – Institutional shares	33,484	-
Registration fees – Class R shares	18,304	-
Miscellaneous	33,333	12,319

Total expenses	8,246,307	2,326,841
Fees waived and expenses reimbursed	(100,719)	(215,465)
Custody fees paid indirectly	(3,121)	(781)

Net expenses	8,142,467	2,110,595

NET INVESTMENT INCOME (LOSS)	8,260,658	2,167,729

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	5,275,702	(11,378,630)
Foreign Currency	(7,065)	(75,468)

Net realized gain (loss)	5,268,637	(11,454,098)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	16,337,702	(7,732,219)
Translation of assets and liabilities in foreign currencies	393	(57,877)

Net change in unrealized appreciation (depreciation)	16,338,095	(7,790,096)

NET REALIZED AND UNREALIZED GAIN (LOSS)	21,606,732	(19,244,194)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,867,390	$(17,076,465)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 31, 2011
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$8,260,658	$5,740,754
Net realized gain (loss)	5,268,637	101,433,495
Net change in unrealized appreciation (depreciation)	16,338,095	32,284,288

Net Increase (Decrease) in Net Assets Resulting from Operations	29,867,390	139,458,537

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(3,571,431)	(2,875,804)
Class A shares	(99,916)	(47,631)
Institutional shares	(3,296,730)	(1,764,397)
Class R shares	(907,471)	(504,906)
Distributions to shareholders from net realized gain:
Investor shares	-	-
Class A shares	-	-
Institutional shares	-	-
Class R shares	-	-

Net Decrease in Net Assets from Distributions and/or Dividends	(7,875,548)	(5,192,738)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	110,956,737	122,592,124
Net asset value of shares issued in reinvestment of distributions and dividends	7,595,482	5,008,963
Payments for shares redeemed	(105,948,208)	(233,736,371)
Redemption fees	8,374	8,301

Net Increase (Decrease) in Net Assets from Capital Share Transactions	12,612,385	(106,126,983)

Total Increase (Decrease) in Net Assets	34,604,227	28,138,816

NET ASSETS
Beginning of period	$722,589,216	$694,450,400

End of period	$757,193,443	$722,589,216

Undistributed net investment income (loss)	$1,198,721	$980,462

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2012	Year Ended July 31, 2011
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$2,167,729	$2,317,023
Net realized gain (loss)	(11,454,098)	11,917,380
Net change in unrealized appreciation (depreciation)	(7,790,096)	9,684,021

Net Increase (Decrease) in Net Assets Resulting from Operations	(17,076,465)	23,918,424

DISTRIBUTIONS AND/OR DIVIDENDS
Dividends to shareholders from net investment income:
Investor shares	(5,970,056)	(2,147,231)
Class A shares	(200,494)	(61,474)
Institutional shares	-	-
Class R shares	-	-
Distributions to shareholders from net realized gain:
Investor shares	(4,208,595)	-
Class A shares	(116,047)	-
Institutional shares	-	-
Class R shares	-	-
Tax return of capital distribution	(342,906)	-

Net Decrease in Net Assets from Distributions and/or Dividends	(10,838,098)	(2,208,705)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	50,222,559	24,147,381
Net asset value of shares issued in reinvestment of distributions and dividends	8,813,940	1,581,232
Payments for shares redeemed	(40,061,990)	(20,288,113)
Redemption fees	1,696	479

Net Increase (Decrease) in Net Assets from Capital Share Transactions	18,976,205	5,440,979

Total Increase (Decrease) in Net Assets	(8,938,358)	27,150,698

NET ASSETS
Beginning of period	$141,521,661	$114,370,963

End of period	$132,583,303	$141,521,661

Undistributed net investment income (loss)	$(1,421,083)	$1,021,443

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2012		2011		2010		2009		2008
For a share outstanding for the period:
Net asset value, beginning of period	$31.56		$26.00		$22.83		$28.19		$34.00

Income from investment operations:
Net investment income (loss)	0.36		0.27		0.22		0.28		0.29
Net realized and unrealized gain (loss) on investments	0.95		5.44		3.09		(5.32)		(4.08)

Total income from investment operations	1.31		5.71		3.31		(5.04)		(3.79)

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.21)		(0.15)		(0.14)		(0.22)		(0.22)
Distributions to shareholders from net realized gain	-		-		-		-		(1.80)
Tax return of capital [5]	-		-		-		(0.10)		-

Total distributions	(0.21)		(0.15)		(0.14)		(0.32)		(2.02)

Redemption fee proceeds	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$32.66		$31.56		$26.00		$22.83		$28.19

Total return [2]	4.15%		22.01%		14.51%		-17.48%		-11.84%
Portfolio turnover	94%		87%		95%		82%		70%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$546		$561		$562		$550		$775
Ratio of expenses to average net assets [3]	1.25%	[4]	1.23%	[4]	1.23%	[4]	1.18%	[4]	1.15%
Ratio of net investment income (loss) to average net assets	1.06%		0.72%		0.77%		1.27%		0.86%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.26%, 1.23%, 1.29%, 1.31%, and 1.24%, for the years ended July 31, 2012, 2011, 2010, 2009, and 2008, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.25%, 1.23%, 1.23% and 1.18% for the years ended July 31, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,						For the Period November 28, 2008 (commencement of operations) through July 31, 2009
	2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$10.12		$8.51		$7.63		$6.57

Income from investment operations:
Net investment income (loss)	0.37		0.07		0.10		0.06
Net realized and unrealized gain (loss) on investments	0.05		1.80		1.01		1.21

Total income from investment operations	0.42		1.87		1.11		1.27

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.38)		(0.26)		(0.23)		(0.15)
Distributions to shareholders from net realized gain	-		-		-		-
Tax return of capital [5]	-		-		-		(0.06)

Total distributions	(0.38)		(0.26)		(0.23)		(0.21)

Redemption fee proceeds	-		-		-		-

Net asset value, end of period	$10.16		$10.12		$8.51		$7.63

Total return [2]	4.20%		22.16%		14.47%		20.66%
Portfolio turnover	94%		87%		95%		82%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$4		$2		$2		$1
Ratio of expenses to average net assets [3]	1.18%	[4]	1.18%	[4]	1.18%	[4]	1.18%	[4]
Ratio of net investment income (loss) to average net assets	1.09%		0.76%		0.81%		1.13%

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 2.09%, 2.54%, 2.56%, and 3.31%, for the years ended July 31, 2012, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.18%, 1.18%, 1.18% and 1.18% for the years ended July 31, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,						For the Period November 28, 2008 (commencement of operations) through July 31, 2009
	2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$19.65		$16.26		$14.35		$12.13

Income from investment operations:
Net investment income (loss)	0.33		0.23		0.21		0.13
Net realized and unrealized gain (loss) on investments	0.57		3.42		1.96		2.31

Total income from investment operations	0.90		3.65		2.17		2.44

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.43)		(0.26)		(0.26)		(0.15)
Distributions to shareholders from net realized gain	-		-		-		-
Tax return of capital [5]	-		-		-		(0.07)

Total distributions	(0.43)		(0.26)		(0.26)		(0.22)

Redemption fee proceeds	-		-		-		-

Net asset value, end of period	$20.12		$19.65		$16.26		$14.35

Total return [2]	4.62%		22.55%		15.08%		20.93%
Portfolio turnover	94%		87%		95%		82%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$182		$143		$103		$84
Ratio of expenses to average net assets [3]	0.80%	[4]	0.80%	[4]	0.75%	[4]	0.65%	[4]
Ratio of net investment income (loss) to average net assets	1.49%		1.17%		1.24%		1.66%

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor. Had the Manager and the Sponsor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.83%, 0.82%, 0.83%, and 0.80%, for the years ended July 31, 2012, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.80%, 0.80%, 0.75% and 0.65% for the years ended July 31, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2012		2011		2010		2009		2008
For a share outstanding for the period:
Net asset value, beginning of period	$9.40		$7.91		$7.09		$9.37		$12.85

Income from investment operations:
Net investment income (loss)	1.16		(1.15)		(0.11)		(0.05)		0.17
Net realized and unrealized gain (loss) on investments	(0.74)		2.90		1.18		(1.74)		(1.40)

Total income from investment operations	0.42		1.75		1.07		(1.79)		(1.23)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.41)		(0.26)		(0.25)		(0.33)		(0.45)
Distributions to shareholders from net realized gain	-		-		-		-		(1.80)
Tax return of capital [5]	-		-		-		(0.16)		-

Total distributions	(0.41)		(0.26)		(0.25)		(0.49)		(2.25)

Redemption fee proceeds	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$9.41		$9.40		$7.91		$7.09		$9.37

Total return [2]	4.58%		22.29%		15.05%		-17.23%		-11.52%
Portfolio turnover	94%		87%		95%		82%		70%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$26		$16		$28		$30		$52
Ratio of expenses to average net assets [3]	0.90%	[4]	0.85%	[4]	0.85%	[4]	0.85%	[4]	0.85%
Ratio of net investment income (loss) to average net assets	1.38%		1.16%		1.16%		1.62%		1.13%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, and the Sponsor, of the Fund. Had the Manager, and the Sponsor, not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 0.91%, 0.85%, 0.92%, 0.97%, and 0.85%, for the years ended July 31, 2012, 2011, 2010, 2009, and 2008 respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.90%, 0.85%, 0.85% and 0.85% for the years ended July 31, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2012		2011		2010		2009		2008
For a share outstanding for the period:
Net asset value, beginning of period	$7.43		$6.24		$6.05		$8.29		$10.25

Income from investment operations:
Net investment income (loss)	0.09		0.13		0.12		0.11		0.25
Net realized and unrealized gain (loss) on investments	(1.04)		1.18		0.20		(2.25)		(1.90)

Total income from investment operations	(0.95)		1.31		0.32		(2.14)		(1.65)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.28)		(0.12)		(0.13)		(0.10)		(0.25)
Distributions to shareholders from net realized gain	(0.20)		-		-		-		(0.06)
Tax return of capital [5]	(0.02)		-		-		-		-

Total distributions	(0.50)		(0.12)		(0.13)		(0.10)		(0.31)

Redemption fee proceeds	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$5.98		$7.43		$6.24		$6.05		$8.29

Total return [2]	-12.38%		21.10%		5.34%		-25.72%		-16.48%
Portfolio turnover	110%		84%		85%		85%		91%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$127		$137		$111		$27		$22
Ratio of expenses to average net assets [3]	1.60%	[4]	1.60%	[4]	1.69%	[4]	1.60%	[4]	1.60%
Ratio of net investment income (loss) to average net assets	1.64%		1.75%		1.73%		2.18%		2.77%

1 Amount represents less than 0.005 per share.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 1.74%, 1.70%, 2.03%, 2.63%, and 3.19%, for the years ended July 31, 2012, 2011, 2010, 2009, and 2008, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.60%, 1.60%, 1.70% and 1.60% for the years ended July 31, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL SOCIAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,						For the Period November 28, 2008 (commencement of operations) through July 31, 2009
	2012		2011		2010
For a share outstanding for the period:
Net asset value, beginning of period	$7.73		$6.50		$6.30		$5.13

Income from investment operations:
Net investment income (loss)	0.14		0.14		0.14		0.08
Net realized and unrealized gain (loss) on investments	(1.12)		1.22		0.20		1.17

Total income from investment operations	(0.98)		1.36		0.34		1.25

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.29)		(0.13)		(0.14)		(0.08)
Distributions to shareholders from net realized gain	(0.20)		-		-		-
Tax return of capital [5]	(0.02)		-		-		-

Total distributions	(0.51)		(0.13)		(0.14)		(0.08)

Redemption fee proceeds	-		-		-		-

Net asset value, end of period	$6.24		$7.73		$6.50		$6.30

Total return [2]	-12.26%		21.05%		5.35%		24.45%
Portfolio turnover	110%		84%		85%		85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$6		$4		$3		$1
Ratio of expenses to average net assets [3]	1.57%	[4]	1.57%	[4]	1.62%	[4]	1.57%	[4]
Ratio of net investment income (loss) to average net assets	1.85%		1.82%		2.03%		2.31%

2 Total return does not reflect sales commissions and is not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees or reimbursed expenses, the ratio of expenses to average net assets would have been 2.33%, 2.42%, 3.58%, and 6.86%, for the years ended July 31, 2012, 2011, 2010, and 2009, respectively.

4 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 1.57%, 1.57%, 1.63% and 1.58% for the years ended July 31, 2012, 2011, 2010 and 2009, respectively.

5 Based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY FUND

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Social Investment Trust comprises three separate series: Domini Social Equity Fund, Domini International Social Equity Fund (formerly, Domini European PacAsia Social Equity Fund), and Domini Social Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Social Bond Fund are included on page 67 of this report. The Domini Social Equity Fund offers Investor shares, Class A shares, Institutional shares and Class R shares. The Domini International Social Equity Fund offers Investor shares and Class A shares. The Investor shares, Institutional shares and Class R shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. Class R shares are generally available only to certain eligible retirement plans and endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s Distributor. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Class R shares are not subject to distribution and service fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

The following is a summary of the inputs used by the Domini Social Equity Fund, as of July 31, 2012, in valuing the Fund's assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$81,265,375	$-	$-	$81,265,375
Consumer Staples	83,455,872	-	-	83,455,872
Energy	63,664,924	-	-	63,664,924
Financials	111,197,501	-	-	111,197,501
Health Care	95,526,648	-	-	95,526,648
Industrials	63,110,374	-	-	63,110,374
Information Technology	168,345,873	-	-	168,345,873
Materials	15,547,522	-	-	15,547,522
Telecommunication Services	45,322,321	-	-	45,322,321
Utilities	22,782,894	-	-	22,782,894

Total	$750,219,304	$-	$-	$750,219,304

The following is a summary of the inputs used by the Domini International Social Equity Fund, as of July 31, 2012, in valuing the Fund's assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$13,895,553	$-	$-	$13,895,553
Consumer Staples	10,890,780	-	-	10,890,780
Energy	7,584,966	-	-	7,584,966
Financials	30,871,766	-	-	30,871,766
Health Care	17,540,129	-	-	17,540,129
Industrials	16,011,569	-	112	16,011,681
Information Technology	10,172,285	-	3,391	10,175,676
Materials	11,106,145	-	-	11,106,145
Telecommunication Services	6,990,836	-	-	6,990,836
Utilities	3,992,202	-	-	3,992,202
Preferred Stocks
Consumer Discretionary	321,515	-	-	321,515
Consumer Staples	1,506,619	-	-	1,506,619

Total	$130,884,365	$-	$3,503	$130,887,868

DOMINI SOCIAL EQUITY FUND

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Domini International Social Equity Fund

Investments in Securities
Balance as of July 31, 2011	$133,374
Realized Gain (loss)	(12,916)
Change in unrealized appreciation (depreciation)	(19,910)
Purchases	40,453
Sales	(129,800)
Transfers in and/or out of Level 3	(7,698)

Balance as of July 31, 2012	$3,503

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2012:	$1,851

Transfers from Level 1 to Level 3 included securities valued at $3,592,795 that were transferred as a result of quoted prices in active markets not being readily available. Transfers out of Level 3 into Level 1 included securities valued at $3,600,493 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Repurchase Agreements. The Funds may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable each Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(D) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. There were no open contracts at July 31, 2012.

(E) Investment Transactions, Investment Income and Dividends to Shareholders. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini International Social Equity Fund, are usually declared and paid semi-annually from net investment income. Dividends to shareholders of the Domini Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds.

(F) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

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DOMINI INTERNATIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

As of July 31, 2012, tax years 2009 through 2012 remain subject to examination by the Funds' major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(G) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

(H) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(I) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.30% of the first $2 billion of net assets managed,
0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

Domini International Social Equity Fund	1.00% of the first $250 million of net assets managed,
0.94% of the next $250 million of net assets managed, and
0.88% of net assets managed in excess of $500 million

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

Pursuant to a Sponsorship Agreement (with respect to the Domini Social Equity Fund) Domini provides the Funds with the administrative personnel and services necessary to operate the Funds. In addition to general administrative services and facilities for the Funds similar to those provided by Domini under the Management Agreements, Domini answers questions from the general public and the media regarding the securities holdings of the Funds. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Funds at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Social Equity Fund	0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion

Effective November 30, 2011, Domini reduced its fees and reimbursed expenses, not including reorganization related expenses, to the extent necessary to keep the aggregate annual operating expenses of the Domini Social Equity Fund at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets representing Investor shares, Class A shares, Institutional shares and Class R shares, respectively. For the periods prior to November 30, 2011, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2012, absent an earlier modification by the Board of Trustees which oversees the Funds.

Effective November 30, 2011, Domini reduced its fees and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses, not including reorganization expenses, of the Domini International Social Equity Fund no greater than 1.60% and 1.57% of the average daily net assets representing Investor shares and Class A shares, respectively. For the period prior to November 30, 2011, similar arrangements were in effect. The waivers currently in effect are contractual and in effect until November 30, 2012, absent an earlier modification by the Board of Trustees which oversees the Funds.

For the year ended July 31, 2012, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Social Equity Fund . . . . . . . . . . . . . . . ..	$-	$93,807
Domini International Social Equity Fund. . . . .. .	-	59,765

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Funds on a day-to-day basis pursuant to Submanagement Agreements with Domini.

DOMINI SOCIAL EQUITY FUND

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares. For the year ended July 31, 2012, fees waived were as follows:

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	6,476
Domini International Social Equity Fund Investor shares	143,088
Domini International Social Equity Fund Class A shares	11,250

DSIL Investment Services, LLC, (DSIL) the Funds’ Distributor, has received commissions related to the sales of fund shares. For the year ended July 31, 2012, DSIL received $8,488, and $1,983 from the Domini Social Equity Fund Class A Shares, and the Domini International Social Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Domini Social Equity Fund, and Domini International Social Equity Fund and their shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2012, Domini waived fees as follows:

FEES WAIVED

Domini Social Equity Fund Investor shares	$-
Domini Social Equity Fund Class A shares	317
Domini Social Equity Fund Institutional shares	119
Domini Social Equity Fund Class R shares	-
Domini International Social Equity Fund Investor shares	-
Domini International Social Equity Fund Class A shares	1,362

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2012, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES
Domini Social Equity Fund	$680,368,842	$670,703,674
Domini International Social Equity Fund	155,977,773	146,323,908

Per the Funds’ arrangement with State Street Bank & Trust (“State Street”), credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses (custody fees paid indirectly). For the year ended July 31, 2012, custody fees of the Funds, under these arrangements, were reduced by $3,121 and $781 for the Domini Social Equity Fund, and Domini International Social Equity Fund, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

4. SUMMARY OF SHARE TRANSACTIONS

	Year Ended July 31,
	2012		2011
	Shares	Amount	Shares	Amount

Domini Social Equity Fund

Investor Shares
Shares sold	1,586,743	$50,353,288	1,295,361	$39,033,664
Shares issued in reinvestment of dividends and distributions	104,164	3,378,095	92,096	2,747,694
Shares redeemed	(2,765,526)	(87,540,176)	(5,208,504)	(152,345,892)
Redemption fees	-	6,949	-	6,420

Net increase (decrease)	(1,074,619)	$(33,801,844)	(3,821,047)	$(110,558,114)

Class A Shares
Shares sold	187,472	$1,876,419	74,857	$712,300
Shares issued in reinvestment of dividends and distributions	8,758	88,543	4,353	42,037
Shares redeemed	(34,891)	(347,962)	(89,208)	(836,176)
Redemption fees	-	-	-	-

Net increase (decrease)	161,339	$1,617,000	(9,998)	$(81,839)

Institutional Shares
Shares sold	2,337,607	$46,575,227	4,098,658	$74,662,791
Shares issued in reinvestment of dividends and distributions	163,379	3,222,504	90,474	1,715,412
Shares redeemed	(740,564)	(14,344,988)	(3,252,067)	(55,944,551)
Redemption fees	-	32	-	-

Net increase (decrease)	1,760,422	$35,452,775	937,065	$20,433,652

Class R Shares
Shares sold	1,336,501	$12,151,803	952,415	$8,183,369
Shares issued in reinvestment of dividends and distributions	97,079	906,340	56,980	503,820
Shares redeemed	(406,552)	(3,715,082)	(2,792,975)	(24,609,752)
Redemption fees	-	1,393	-	1,881

Net increase (decrease)	1,027,028	$9,344,454	(1,783,580)	$(15,920,682)

Total
Shares sold	5,448,323	$110,956,737	6,421,291	$122,592,124
Shares issued in reinvestment of dividends and distributions	373,380	7,595,482	243,903	5,008,963
Shares redeemed	(3,947,533)	(105,948,208)	(11,342,754)	(233,736,371)
Redemption fees	-	8,374	-	8,301

Net increase (decrease)	1,874,170	$12,612,385	(4,677,560)	$(106,126,983)

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

	Year Ended July 31,
	2012		2011
	Shares	Amount	Shares	Amount

Domini International Social Equity Fund

Investor Shares
Shares sold	7,623,785	$47,140,812	3,094,295	$22,095,171
Shares issued in reinvestment of dividends and distributions	1,516,463	8,516,972	216,837	1,531,337
Shares redeemed	(6,395,615)	(38,922,281)	(2,624,959)	(18,641,746)
Redemption fees	-	1,670	-	302

Net increase (decrease)	2,744,633	$16,737,173	686,173	$4,985,064

Class A Shares
Shares sold	490,346	$3,081,747	267,355	$2,052,210
Shares issued in reinvestment of dividends and distributions	50,514	296,968	6,709	49,895
Shares redeemed	(178,615)	(1,139,709)	(225,344)	(1,646,367)
Redemption fees	-	26	-	177

Net increase (decrease)	362,245	$2,239,032	48,720	$455,915

Total
Shares sold	8,114,131	$50,222,559	3,361,650	$24,147,381
Shares issued in reinvestment of dividends and distributions	1,566,977	8,813,940	223,546	1,581,232
Shares redeemed	(6,574,230)	(40,061,990)	(2,850,303)	(20,288,113)
Redemption fees	-	1,696	-	479

Net increase (decrease)	3,106,878	$18,976,205	734,893	$5,440,979

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2012, is as follows:

	Domini Social Equity Fund	Domini International Social Equity Fund
Undistributed ordinary income	$1,895,527	$-
Capital losses, other losses and other temporary differences	(180,171,963)	(14,256,124)
Unrealized appreciation/(depreciation)	122,931,985	1,385,542

Distributable net earnings/(deficit)	$(55,344,451)	$(12,870,582)

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies.

For the year ended July 31, 2012, the Funds made the following reclassifications to the components of net assets to align financial reporting with tax reporting:

	Domini Social Equity Fund	Domini International Social Equity Fund

Paid-in capital	$-	$(342,906)
Undistributed net investment income (loss)	(166,851)	1,903,201
Accumulated net realized gain (loss)	166,851	(1,560,295)

During the period November 1, 2011 through July 31, 2012, the Domini Social Equity Fund and the Domini International Social Equity Fund had net realized capital losses of $13,407,065 and $10,731,613, respectively. The Domini International Social Equity Fund also had ordinary losses of $36,439. These losses are deferred and will be recognized on August 1, 2012, for tax purposes.

The Funds have accumulated capital loss carryforwards that will expire as follows:

Year Ending	Domini Social Equity Fund	Domini International Social Equity Fund

Unlimited	$-	$2,467,586
2017	53,732,614	1,020,486
2018	113,032,285	-

	$166,764,899	$3,488,072

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards.

Under recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Social Equity Fund		Domini International Social Equity Fund
	Year Ended July 31,		Year Ended July 31,
	2012	2011	2012	2011

Ordinary income	7,875,548	5,192,738	6,464,269	2,208,705
Long-term capital gain	-	-	4,030,924	-
Return of Capital	-	-	342,906	-

Total	$7,875,548	$5,192,738	$10,838,099	$2,208,705

The Funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

6. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.

DOMINI SOCIAL EQUITY FUND

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value

Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” ASU 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2012, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Domini Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Domini Social Equity Fund and the Domini International Social Equity Fund (collectively the “Funds”), each a fund constituting the Domini Social Investment Trust, as of July 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Equity Fund and the Domini International Social Equity Fund as of July 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2012

DOMINI SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2012

ASSETS:
Investments at value (cost $128,475,578)	$133,536,872
Cash	12,294,417
Receivable for securities sold	1,756,491
Interest receivable	849,647
Receivable for capital shares	261,725

Total assets	148,699,152

LIABILITIES:
Payable for securities purchased	9,538,982
Payable for capital shares	209,257
Management fee payable	75,768
Other accrued expenses	39,397
Dividend payable	13,886

Total liabilities	9,877,290

NET ASSETS	$138,821,862

NET ASSETS CONSIST OF:
Paid-in capital	$132,680,528
Undistributed net investment loss	(13,298)
Accumulated net realized gain from investments	1,093,338
Net unrealized appreciation from investments	5,061,294

$138,821,862

NET ASSET VALUE PER SHARE
Investor Shares
Net assets	$138,315,137

Outstanding shares of beneficial interest	11,883,601

Net asset value and offering price per share*	$11.64

Institutional Shares
Net assets	$506,725

Outstanding shares of beneficial interest	43,529

Net asset value and offering price per share*	$11.64

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2012

INCOME:
Interest income	$3,501,240

EXPENSES:
Management fee	517,701
Administrative fee	323,563
Distribution fees – Investor shares	322,890
Transfer agent fees – Investor shares	279,604
Transfer agent fees – Institutional shares	34
Accounting and custody fees	84,934
Professional fees	43,451
Registration – Investor shares	31,173
Registration – Institutional shares	7,694
Shareholding servicing fees – Investor shares	16,314
Shareholding servicing fees – Institutional shares	5
Shareholder communications	15,163
Trustees fees	13,691
Miscellaneous	12,355

Total expenses	1,668,572
Fees waived and expense reimbursed	(435,956)
Fees paid indirectly	(4,555)

Net expenses	1,228,061

NET INVESTMENT INCOME	2,273,179

NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain (loss) on investments	2,421,039
Net change in unrealized appreciation (depreciation) on investments	1,340,863

Net realized and unrealized gain (loss) from investments	3,761,902

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,035,081

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2012	2011
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,273,179	$2,754,416
Net realized gain (loss) on investments	2,421,039	2,794,287
Net change in unrealized appreciation (depreciation) on investments	1,340,863	(2,182,680)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,035,081	3,366,023

DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income:
Investor shares	(2,268,090)	(2,754,416)
Institutional shares	(5,089)	-
Distributions to shareholders from net realized gain:
Investor shares	(3,281,039)	(2,045,023)
Institutional shares	(26)	-

Net Decrease in Net Assets from Distributions and Dividends	(5,554,244)	(4,799,439)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	40,943,485	32,285,457
Net asset value of shares issued in reinvestment of distributions and dividends	5,227,958	4,534,426
Payment for shares redeemed	(28,984,159)	(26,229,971)
Redemption fee	2,295	1,217

Net Increase in Net Assets from Capital Share Transactions	17,189,579	10,591,129

Total Increase (Decrease) in Net Assets	17,670,416	9,157,713

NET ASSETS:
Beginning of period	$121,151,446	$111,993,733

End of period	$138,821,862	$121,151,446

Undistributed net investment income (loss)	$(13,298)	$(17,162)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2012		2011		2010		2009		2008
For a share outstanding for the period:
Net asset value, beginning of period	$11.61		$11.76		$11.36		$10.79		$10.63

Income from investment operations:
Net investment income (loss)	0.21		0.28		0.33		0.40		0.43
Net realized and unrealized gain (loss) on investments	0.34		0.06		0.40		0.57		0.16

Total income from investment operations	0.55		0.34		0.73		0.97		0.59

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.21)		(0.28)		(0.33)		(0.40)		(0.43)
Distributions to shareholders from net realized gain	(0.31)		(0.21)		-		-		-

Total dividends and distributions	(0.52)		(0.49)		(0.33)		(0.40)		(0.43)

Redemption fee proceeds	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]	0.00	[1]

Net asset value, end of period	$11.64		$11.61		$11.76		$11.36		$10.79

Total return	4.80%		2.94%		6.49%		9.15%		5.58%
Portfolio turnover	126%		151%		66%		33%		64%
Ratios/supplemental data (annualized):
Net assets, end of period (000s)	$138,315		$121,151		$111,994		$90,142		$72,550
Ratio of expenses to average net assets [2]	0.95%	[3]	0.95%	[3]	0.95%	[3]	0.95%	[3]	0.95%
Ratio of net investment income to average net assets	1.76%		2.39%		2.82%		3.60%		3.96%

1 Amount represents less than $0.005 per share.

2 Reflects a waiver of fees by the Manager and the Distributor due to a contractual fee waiver. Had the Manager and the Distributor not waived their fees and reimbursed expenses, the ratio of expenses to average net assets would have been 1.28%, 1.29%, 1.33%, 1.37%, and 1.43%, for the years ended July 31, 2012, 2011, 2010, 2009, and 2008, respectively.

3 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.95%, 0.96%, 0.95% and 0.95%, for the years ended July 31, 2012, 2011, 2010 and 2009, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	For the period November 30, 2011 (commencement of operations) through July 31, 2012
For a share outstanding for the period:
Net asset value, beginning of period	$11.74

Income from investment operations:
Net investment income (loss)	0.15
Net realized and unrealized gain (loss) on investments	0.21

Total income from investment operations	0.36

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.15)
Distributions to shareholders from net realized gain	(0.31)

Total dividends and distributions	(0.46)

Redemption fee proceeds	-

Net asset value, end of period	$11.64

Total return [1]	3.17%
Portfolio turnover	126%
Ratios/supplemental data (annualized):
Net assets, end of period (000s)	$507
Ratio of expenses to average net assets [2]	0.65%	[3]
Ratio of net investment income to average net assets	1.88%

1 Not annualized for periods less than one year.

2 Reflects a waiver of fees by the Manager due to a contractual fee waiver. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 3.99% for the period ending July 31, 2012.

3 Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of expenses to average net assets would have been 0.65% for the period ending July 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Bond Fund (the “Fund”) is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Investor Shares and Institutional Shares. Institutional shares were not offered prior to November 30, 2011. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor.

Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1 – Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

U.S. Government Agency Obligations	$-	$54,762,325	$-	$54,762,325
U.S. Government Agency Mortgage Securities	-	47,650,092	198,075	47,848,167
Corporate Obligations	-	26,229,230	-	26,229,230
Corporate Mortgage Securities	-	694,025	-	694,025
Certificates of Deposit	-	3,200,000	-	3,200,000
Cash Equivalents	-	803,125	-	803,125

Total	$-	$133,338,797	$198,075	$133,536,872

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Balance as of July 31, 2011	$410,524
Realized gain (loss)	12,698
Change in unrealized appreciation (depreciation)	441,900
Purchases	14,067,304
Sales	(643,683)
Transfers in and/or out of Level 3	(14,090,668)

Balance as of July 31, 2012	$198,075

The change in unrealized appreciation (depreciation) included in earnings relating to securities still held at July 31, 2012	$3,681

Transfers out of Level 3 into Level 2 included securities valued at $14,090,668 because market values were readily available from a pricing agent for which fair value factors were previously applied.

(B) Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that collateral, represented by securities (primarily U.S. government agency securities) in a repurchase transaction, be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Transactions, Investment Income, and Dividends to Shareholders. The Fund earns income daily, net of Fund expenses. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis.

(D) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

As of July 31, 2012, tax years 2009 through 2012 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

(F) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(G) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the first $500 million of the Fund’s net assets managed, 0.38% of the next $500 million of the Fund’s net assets managed, and 0.35% of net assets managed in excess of $1 billion. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets. For the period from November 30, 2011, until November 30, 2012, Domini is waiving its fee and reimbursing

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% and 0.65% of the average daily net assets representing Investor shares and Institutional shares, respectively. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2012, Domini reimbursed expenses totaling $123,079.

(B) Submanager. Seix Investment Advisors LLC (“Seix”), a wholly owned subsidiary of RidgeWorth Capital Management, Inc. (“RidgeWorth”) (formerly known as Trusco Capital Management, Inc.) provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini. Prior to April 25, 2008, the submanager’s predecessor, Seix Investment Advisors, Inc., the former fixed-income division of RidgeWorth, provided investment submanagement services to the Fund. RidgeWorth is a wholly owned subsidiary of Sun-Trust Banks, Inc. Seix Advisors was spun off into Seix in connection with a corporate reorganization of RidgeWorth.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the year ended July 31, 2012, fees waived by the Investor shares totaled $312,872.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by BNY Asset Servicing (“BNY”) or another fulfillment and mail service provider and are supplemental to services currently provided by BNY, pursuant to a transfer agency agreement between each Fund and BNY. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2012, Domini waived fees as follows:

FEES WAIVED
Domini Social Bond Fund Investor shares	$-
Domini Social Bond Fund Institutional shares	5

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2012, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
Government Securities	$155,307,334	$143,478,532
Corporate Obligations	11,710,960	8,410,439

Per the Fund’s arrangement with State Street Bank & Trust (“State Street”), credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses (custody fees paid indirectly). For the year ended July 31, 2012, custody fees of the Fund, under these arrangements, were reduced by $4,555.

4. SUMMARY OF SHARE TRANSACATIONS

	Year Ended July 31,
	2012		2011
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	3,490,461	$40,442,485	2,796,270	$32,285,457
Shares issued in reinvestment of dividends and distributions	454,075	5,227,918	395,049	4,534,426
Shares redeemed	(2,498,900)	(28,984,159)	(2,279,384)	(26,229,971)
Redemption fees	-	2,295	-	1,217

Net increase (decrease)	1,445,636	$16,688,539	911,935	$10,591,129

Institutional Shares
Shares sold	43,526	$501,000	-	$-
Shares issued in reinvestment of dividends and distributions	3	40	-	-
Shares redeemed	-	-	-	-
Redemption fees	-	-	-	-

Net increase (decrease)	43,529	$501,040	-	$-

Total
Shares sold	3,533,987	$40,943,485	2,796,270	$32,285,457
Shares issued in reinvestment of dividends and distributions	454,078	5,227,958	395,049	4,534,426
Shares redeemed	(2,498,900)	(28,984,159)	(2,279,384)	(26,229,971)
Redemption fees	-	2,295	-	1,217

Net increase (decrease)	1,489,165	$17,189,579	911,935	$10,591,129

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

5. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2012 is as follows:

Undistributed ordinary income . . . . . . . . . . . . . . . . . . . . . . . . . .	$352,676
Undistributed long term gains	741,250
Capital losses, other losses and other temporary differences . . .	(13,886)
Unrealized appreciation/(depreciation) . . . . . . . . . . . . . . . . . . . .	5,061,294

Distributable net earnings/(deficit) . . . . . . . . . . . . . . . . . . . . . . .	$6,141,334

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to dividends payable.

For the year ended July 31, 2012, the Fund reclassified $3,864 from undistributed net investment income to accumulated net realized gains to align financial reporting and tax reporting.

Under recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited time period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2012	2011
Ordinary income . . . . . . . . . . . . .	$3,362,685	$3,555,256
Long-term capital gain . . . . . . . . .	2,191,559	1,244,183

Total . . . . . . . . . . . . . . . . . . . . . . .	$5,554,244	$4,799,439

The Fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

DOMINI SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2012

6. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value

Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” ASU 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of July 31, 2012, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of

Domini Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Domini Social Bond Fund (the “Fund”), part of the Domini Social Investment Trust, as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Bond Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2012

THE DOMINI FUNDS

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2012

The amount of long-term capital gains paid for the year ended July 31, 2012 was as follows:

Domini Social Equity Fund	$-
Domini International Social Equity Fund	4,030,924
Domini Social Bond Fund	2,191,559

For dividends paid from net investment income during the year ended July 31, 2012, the Funds designated the following as Qualified Dividend Income:

Domini Social Equity Fund	$12,663,299
Domini International Social Equity Fund	3,872,696

Of the ordinary distributions made by the Domini Social Bond Fund during the fiscal year ended July 31, 2012, 69% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For corporate shareholders, 100% of dividends paid from net investment income for the Domini Social Equity Fund were eligible for the corporate dividends received deduction.

	Foreign Tax Paid		Foreign Source Income
	TOTAL	PER SHARE	TOTAL	PER SHARE
Domini International Social Equity Fund	$322,918	$0.01	$4,608,747	$0.21

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the fund’s investment management and submanagement agreements. At its meeting held on April 27, 2012, the Board of Trustees (“Board”) of the Domini Social Equity Fund (the “Equity Fund”), Domini International Social Equity Fund (the “International Fund”), and the Domini Social Bond Fund (the “Bond Fund”) (each a “Fund,” and collectively the “Funds”), including a majority of the Independent Trustees, voted to approve the continuation of the management agreement for the Funds with Domini Social Investments LLC (“Domini”), the continuation and approval of the amended and restated submanagement agreement between Domini and Wellington Management Company LLP (“Wellington Management”) for the Equity Fund and International Fund; and the continuation of the submanagement agreement between Domini and Seix Investment Advisors, LLC (“Seix,” and together with Domini and Wellington Management, the “Advisers”) for the Bond Fund.

Prior to the April 27, 2012, meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the management and submanagement agreements at the Board’s meeting on April 27, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on each Fund’s performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other service provided to the Funds by the Advisers.

In determining to continue the above-referenced management and submanagement agreements, the Board reviewed and evaluated information and factors it believed to be relevant and appropriate in light of the information that the Trustees deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual Trustees may have weighed certain factors differently, the Board’s determination to continue the management and submanagement agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of such agreements. The Trustees did not identify any particular information or factor that was all-important or controlling. Set forth below is a discussion of the factors that the Board considered with respect to its approval of the above-referenced management and submanagement agreements.

EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Equity Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Equity Fund and for managing the investment of the assets of the Equity Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. In addition, they noted that Domini manages the Equity Fund’s business and affairs, including coordination of the activities of service providers, pursuant to a sponsorship agreement. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the Equity Fund, including making purchases and sales of socially screened portfolio securities consistent with the Equity Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation, leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the net investment returns of the Equity Fund for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2011 and February 29, 2012, as well as the Equity Fund’s performance for each full calendar year since inception (June 3, 1991) and cumulative performance from inception, through December 31, 2011 and February 29, 2012. They compared those returns to the returns of the applicable benchmark for the Equity Fund (S&P 500), for the same periods, the performance of the relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks, for the for the 1-, 3-, 5-, and 10-year periods ended February 29, 2012. The Trustees noted that the Equity Fund Investor shares had underperformed the S&P 500 net of expenses for recent periods including the latest year-to-date, 6-month, 1-, 5-, and 10-year periods, but had outperformed its benchmark for the 3-year period. The Trustees noted that the Equity Fund Investor shares had outperformed its peer group, compared to the group’s median performance for the 1-, 3-, 5- and 10-year periods ended February 29, 2012, and were in the 2nd decile for the 1- and 3-year periods, 4th decile for the 5-year period, and 5th decile for the 10-year period. The Trustees considered that Wellington Management commenced submanagement of the Fund late in 2006, the impact of the legacy performance of the Equity Fund, the recent market conditions, and the information they received regarding enhancements to the Wellington Management quantitative model. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the Equity Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Equity Fund. They also considered Domini’s contractual fee waiver arrangements with respect to the Equity Fund and the fact that the fee waiver previously provided by Wellington Management with respect to the Equity Fund was discontinued. The Trustees also considered the sponsorship fee rate paid by the Equity Fund to Domini under the sponsorship agreement. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives and strategies. The Trustees considered that Domini (and not the Equity Fund) pays Wellington Management from its advisory fee and no changes had been made to that advisory fee, even though Domini had been be paying more to Wellington Management since the discontinuation of Wellington Management’s fee waiver. The Trustees considered the information provided to them by Strategic Insight regarding the level of the Equity Fund Investor shares aggregate management and sponsorship fees versus the median management and administrative fees for a relevant peer group, taking into account the contractual fee waiver arrangement and noted that such fees were lower than the median management and administrative fees of the peer group. The Trustees considered Wellington Management’s representation that the submanagement fee it receives with respect to the Fund is competitive with the general range of the fees Wellington Management receives with respect to other client funds of similar size. The Trustees reviewed the total expense ratio of the Equity Fund Investor shares versus the median total expense ratio for a relevant peer group, taking into account Domini’s contractual fee waiver arrangements, and noted that the total expense ratio of the Equity Fund Investor shares was higher relative to the median total expense ratio of the peer group, and about the same as the median total expense ratio of the peer group net of distribution/marketing. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Equity Fund were reasonable and supported the approval and continuance of the amended and restated management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of

Domini with respect to the advisory and sponsorship services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2011. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Equity Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2011, and its pro-forma income statement for the year ended December 31, 2011, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the Equity Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Equity Fund was not excessive in view of the nature, quality, and extent of services provided to the Equity Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and no changes were made to those arrangements. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Equity Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Equity Fund, including sponsorship fees. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with Equity Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

DOMINI INTERNATIONAL SOCIAL EQUITY FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Fund’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management pursuant the submanagement agreement, such as the provision of the day-to-day portfolio management of the Fund, including making purchases and sales of socially screened portfolio securities consistent with the Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management teams and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community, and quality of management and administrative services provided to the Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the net investment returns of the International Fund for the year to date, 6-month, and 1-, 3-, and 5-year periods ended December 31, 2011 and February 29, 2012, as well as the International Fund’s performance for each full calendar year since inception (December 31, 2006) and cumulative performance from inception, through December 31, 2011 and February 29, 2012. They compared those returns to the returns of the applicable benchmark for the International Fund (MSCI EAFE Index), for the same periods, the performance of the relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks, for the 1-, 3-, and 5-year periods ended February 29, 2012. The Trustees noted that the International Fund Investor shares net returns as of February 29, 2012 had lagged relative to its benchmark for the 6- month, 1- and 5-year, and since inception periods, but outperformed the benchmark for the year-to-date and 3-year periods. The Trustees noted that the International Fund Investor shares had outperformed relative to its peer group, compared to the group’s median performance, for the 3-year periods. The Trustees also noted that the International Fund Investor shares were in the 7th, 3rd, and 8th deciles for the 1-, 3-, and 5-year periods, respectively. The Trustees considered the recent market conditions and the information they received regarding enhancements to Wellington Management’s quantitative model. The Trustees concluded that they had continued confidence in the capability of Domini and Wellington Management to manage the International Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the International Fund and Domini’s contractual fee waiver arrangement. The Trustees also considered that Wellington Management had agreed to amend the submanagement agreement in effect for the Fund to reduce the submanagement fee rate applicable at certain breakpoints in the Fund’s submanagement fee schedule. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Fund) pays Wellington Management from its advisory fee and that any reduction in the submanagement fee rate would allow Domini to retain a larger portion of its management fee. The Trustees considered the information provided by Strategic Insight regarding the level of the Fund’s management fees versus the median management and administrative fees for a relevant peer group, taking into account Domini’s contractual fee waiver arrangements, and noted that such fees were higher than the median management and administrative fees of the peer group. The Trustees considered Wellington Management’s representation that the submanagement fee it receives is competitive with the general range of the fees Wellington Management receives with respect to its other client funds of similar size. The Trustees reviewed the total expense ratio of the Fund’s Investor shares versus the median total expense ratio for a relevant peer group, taking into account Domini’s contractual fee waiver arrangement, and noted that the total expense ratio of each Fund, after giving effect to contractual expense waivers, was higher relative to the median total expense ratio of the peer group. In light of the foregoing, and taking into account such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to each Fund were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2011 and considered the impact on Domini’s profitability of the reduction of the submanagement fee rate applicable to the first two breakpoints of the submanagement fee payable by Domini with respect to the Fund. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2011, and its pro-forma income statement for the year ended December 31, 2011, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by each Fund as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Funds was not excessive in view of the nature, quality, and extent of services provided to each Fund.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the International Fund. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Fund. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with each Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

BOND FUND

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the management agreement for the Bond Fund, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Bond Fund and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of Seix. They considered that under the management agreement, Domini is responsible for applying social and environmental standards to a universe of securities. They also noted that Domini is responsible for administrative services to the

Fund pursuant to an administration agreement. The Trustees considered the scope and quality of the services provided by Seix pursuant to the submanagement agreement, as amended, such as the provision of the day-to-day portfolio management of the Bond Fund, including making purchases and sales of socially screened portfolio securities consistent with the Bond Fund’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Seix and that there had been no material changes to the team providing services to the Bond Fund. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning Domini’s social research team and the fact that Domini was responsible for the Bond Fund’s community development investments. They considered the quality of the management and administrative services Domini provided to the Bond Fund. In addition, they considered the compliance policies, procedures, and record of Domini and Seix. The Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by Domini and Seix to the Bond Fund under the management and submanagement agreements.

Investment Results. The Trustees reviewed the net investment performance of the Bond Fund provided to them by Domini for the year to date, 6-month, and 1-, 3-, 5- and 10-year periods ended December 31, 2011 and February 29, 2012, as well as the Bond Fund’s performance for each full calendar year since inception (June 1, 2000) and cumulative performance from inception, through December 31, 2011 and February 29, 2012. They compared those returns to the returns of the applicable benchmark, the Barclays Capital Intermediate Aggregate Index, for the same periods, the performance of relevant peer group of funds as classified by Strategic Insight, as well as the applicable decile ranks for the 1-, 3-, 5-, and 10-year periods ended February 29, 2012. The Trustees noted that the Bond Fund Investor shares net returns had underperformed relative to its benchmark for each period except the 2008 calendar year, latest 6-month period ended December 31, 2011, and latest 1-year period ended February 29, 2012. The Trustees noted that the Bond Fund had stronger performance gross of fees when compared to the benchmark for the same periods including during the negative credit cycle (3/31/08 – 3/31/12). The Trustees noted that the Bond Fund Investor shares had underperformed relative to its peer group compared to the group’s median performance for the 1-, 3- and 10-year periods, but had outperformed its SRI peer group’s median performance for the 5-year period. The Trustees noted that the Bond Fund was in the 4th decile for the 1-year period, 9th decile for the 3-year period, 3rd decile for the 5-year period, and 8th decile for the 10-year period. The Trustees considered the recent market conditions, the portfolio’s high portfolio quality, diversification, the consistency of the Fund’s performance, and the submanager’s focus on income rather than risk to drive returns. In light of the foregoing, the Trustees concluded that they had continued confidence in the capability of Domini and Seix to manage the Bond Fund but would monitor the performance of the Fund.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Seix with respect to the Bond Fund. The Trustees also considered the administrative fees paid by the Bond Fund to Domini. The Trustees considered that Domini (and not the Bond Fund) pays Seix from its advisory fee. The Trustees considered the level of the Bond Fund’s management and administrative fees versus the median management and administrative fees for a relevant peer group and compared the Bond Fund’s total expense ratio to the median total expense ratios of those peers, taking into account the agreed-upon waiver of fees, and noted that such fees were lower than the median management and administrative fees of a relevant peer group, net of applicable waivers. The Trustees considered that the submanagement fees Seix receives with respect to the Bond Fund are consistent with the fees Seix charges with respect to other accounts with similar investment objectives and strategies. The Trustees considered that the management and administrative fee for the Bond Fund, after giving effect to contractual expense waivers, was lower than the average management and administrative fees of the relevant peer group. The Trustees also reviewed the total expense ratio of the Bond Fund versus the median total expense ratio for a relevant peer group, taking into account the agreed-upon waiver of management fees, and noted that the total expense ratio of the Bond Fund, after giving effect to contractual expense waivers, was slightly lower than the median total expense ratio of the relevant peer group. In light of the foregoing, and taking into account and the size of the Bond Fund and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, the Trustees concluded that the management and submanagement fees payable with respect to the Bond Fund are reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory and administrative services provided to the Bond Fund in 2011 along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini as of December 31, 2011. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Bond Fund was reasonable in view of the nature, quality, and extent of services provided.

The Trustees also reviewed the most recent annual report for SunTrust Banks, Inc. (the parent company of Seix). The Trustees considered Seix’s profit margin with respect to the Bond Fund in comparison to the industry data provided by Domini. Based on the information provided, the Trustees concluded that they were satisfied that Seix’s level of profitability with respect to the Bond Fund was not excessive in view of the nature, quality, and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Seix as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under each agreement. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Seix, and their respective affiliates receive from their relationship with the Bond Fund, noting that Seix and its affiliates provide no other services to the Domini funds. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Bond Fund and the other Domini funds. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and administrative services were not received. The Trustees considered the brokerage practices of Domini and Seix, and noted that neither Domini nor Seix received the benefit of “soft dollar” commissions in connection with the Bond Fund. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Seix, and each of their respective affiliates by virtue of their relationship with the Bond Fund and the other Domini funds. The Trustees concluded that the benefits received by Domini, Seix, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Social Investment Trust (the “Trust”) as of July 31, 2012. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee and each Officer of the Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 532 Broadway, 9th Floor, New York, NY 10012. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

INTERESTED TRUSTEE AND OFFICER
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Amy L. Domini* (62) Chair, Trustee, and President of the Trust since 1990	CIO (since 2010), CEO (since 2002), Member (since 1997), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Member (since 2010), Loring Wolcott & Coolidge Fiduciary Advisers, LLP (investment advisor); Member, Loring, Wolcott & Coolidge Trust, LLC (trust company), (2010-present); Board Member, Partners for the Common Good (community development nonprofit) (2005-2008); Chair, Director, and President, Domini Foundation (nonprofit humanitarian organization) (2004-2009).	3
DISINTERESTED TRUSTEES
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Julia Elizabeth Harris (64) Trustee of the Trust since 1999	Executive Vice President, UNC Partners, Inc. (financial management) (1990-2010); Lead Independent Trustee of the Trust (since 2010); Consultant, Harris Associates (management consulting firm) (1978-present).	3

Kirsten S. Moy (65) Trustee of the Trust since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Scale Initiatives, The Aspen Institute (research and education) (2010 to present), Director, Economic Opportunities Program, The Aspen Institute (research and education) (2001-2010); Director, NCB Capital Impact (2006-2008); Director, Law Income Investment Fund (community revitalization nonprofit) (since 2009).	3

DISINTERESTED TRUSTEES (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Gregory A. Ratliff (52) Trustee of the Trust since 1999	Senior Program Officer, Bill & Melinda Gates Foundation (philanthropy) (since 2007); Community Investment Consultant (self-employment) (since 2002); Senior Fellow, Aspen Institute (nonprofit) (2002-2008).	3

John L. Shields (59) Trustee of the Trust since 2004	President, Advisor Guidance, Inc. (management consulting firm) (since 2010); Managing Principal, MainStay Consulting Group, LLC (management consulting firm) (since 2006); Director, Adverplex, Inc. (technology company) (since 2008); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); CEO and President, Open Investing, Inc. (investment adviser) (2006-2007); Vice President, AdvisorNow, Inc. (search engine marketing) (2006-2007).	3
OFFICERS
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Megan L. Dunphy* (42) Secretary of the Trust since 2005	Deputy General Counsel (since 2009), Mutual Fund Counsel (2005-2009), Domini Social Investments LLC; Secretary, Domini Funds (since 2005).	N/A

Adam M. Kanzer* (46) Chief Legal Officer of the Trust since 2003 Vice President of the Trust since 2007	Managing Director (since 2007), General Counsel and Director of Shareholder Advocacy (since 1998), Domini Social Investments LLC; Chief Legal Officer (since 2003), Vice President (since 2007), Domini Funds; Member, Securities and Exchange Commission Investor Advisory Committee (2009-2010; since 2012); Member, Advisory Council, Sustainability Accounting Standards Board (since 2012); Director, Global Network Initiative (nonprofit human rights organization) (since 2010).	N/A

Carole M. Laible* (48) Treasurer of the Trust since 1997 Vice President of the Trust since 2007	President (since 2005), Member (since 2006), Chief Operating Officer (2002-2011), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer (since 1997), Vice President (since 2007), Domini Funds.	N/A

Douglas Lowe* (56) Assistant Secretary of the Trust since 2007	Senior Compliance Manager and Counsel, Domini Social Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007).	N/A

Meaghan O’Rourke-Alexander* (32) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012), Senior Compliance Analyst (2009-2012), Compliance Associate (2005 to 2009), Domini Social Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in the Domini Family of Funds Overseen by Trustee

Christina Povall* (42) Assistant Treasurer of the Trust since 2007	Director of Finance, Domini Social Investments LLC (since 2004); Assistant Treasurer, Domini Funds (since 2007).	N/A

Maurizio Tallini* (38) Chief Compliance Officer of the Trust since 2005 Vice President of the Trust since 2007	Chief Operating Officer (since 2011), Member (since 2007), Managing Director (2007-2011), Chief Compliance Officer (since 2005), Domini Social Investments LLC; Vice President (since 2007). Chief Compliance Officer (since 2005), Domini Funds.	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager, Sponsor, and Distributor:

Domini Social Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

532 Broadway, 9th Floor

New York, NY 10012

Investment Submanagers:

Domini Social Equity Fund

Domini International Social Equity Fund

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Domini Social Bond Fund

Seix Investment Advisors LLC

10 Mountain View Road, Suite C-200

Upper Saddle River, NJ 07458

Transfer Agent:

BNY Mellon Asset Servicing

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02116

Legal Counsel:

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

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Domini Social Equity Fund Investor Shares: CUSIP 257132100 | DSEFX Class A Shares: CUSIP 257132860 | DSEPX Institutional Shares: CUSIP 257132852 | DIEQX Class R Shares: CUSIP 257132308 | DSFRX

Domini International Social Equity Fund

Investor Shares: CUSIP 257132704 | DOMIX

Class A Shares: CUSIP 257132886 | DOMAX

Domini Social Bond Fund

Investor Shares: CUSIP 257132209 | DSBFX

Institutional Shares: CUSIP 257132829 | DSBIX

Printed on elemental chlorine free paper from well-managed forests, containing 10% post consumer waste.

Item 2.	Code of Ethics.

(a)  As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c)  Not applicable.

(d)  Not applicable.

(e)  Not applicable.

(f)  Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

For the fiscal years ended July 31, 2012, and July 31, 2011, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2012	2011

Domini Social Equity Fund	$35,500	$34,500
Domini Social Bond Fund	$29,500	$28,500
Domini International Social Equity Fund	$29,500	$28,500

(b)  Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2012, and July 31, 2011.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2012, and July 31, 2011 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c)  Tax Fees

In each of the fiscal years ended July 31, 2012, and July 31, 2011, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2012	2011

Domini Social Equity Fund	$6,000	$6,000
Domini Social Bond Fund	$6,000	$6,000
Domini International Social Equity Fund	$6,000	$6,000

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2012, and July 31, 2011 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d)  All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2012 and July 31, 2011 for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2012, and July 31, 2011 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1)   Audit Committee Preapproval Policy:  The Registrant’s Audit Committee Preapproval Policy is set forth below:

1.	Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Investment Trust, (each such series a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2.	Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3.	Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4.	Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5.	Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6.	All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.	Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8.	Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9.	Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 19, 2012 through October 31, 2013

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B - Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 19, 2012 through October 31, 2013

Service	Fee Range

Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies

Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund
Regulatory compliance assistance	Not to exceed $5,000 per quarter
Training Courses	Not to exceed $5,000 per course

                            Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 19, 2012 through October 31, 2013

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.

Not to exceed $8,000 per merger during the Pre-Approval Period
Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 19, 2012 through October 31, 2013

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

                            Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

¡	Bookkeeping or other services related to the accounting records or financial statements of the audit client

¡	Financial information systems design and implementation

¡	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

¡	Actuarial services

¡	Internal audit outsourcing services

¡	Management functions

¡	Human resources

¡	Broker-dealer, investment adviser or investment banking services

¡	Legal services

¡	Expert services unrelated to the audit

1   For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2)   None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f)  According to KPMG for the fiscal year ended July 31, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2012

Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini International Social Equity Fund	0%

(g)  There were no non-audit services rendered to the registrant’s Service Providers for the fiscal years ended July 31, 2012 and July 31, 2011.

The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2012 was $ 18,000. These fees related to the 2012 Tax Fees described in Item 4 (c). The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2011, were $18,000. These fees related to the 2011 Tax Fees described in Item 4 (c).

(h)  Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a)  The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b)  Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)  Within 90 days prior to the filing of this report on Form N-CSR, Amy Domini Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Thornton and Ms. Laible, as appropriate to allow timely decisions regarding required disclosures.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)   The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)   Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3)   Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST

By:	/s/ Amy Domini Thornton
Amy Domini Thornton
President

Date: October 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy Domini Thornton
Amy Domini Thornton
President (Principal Executive Officer)

Date: October 5, 2012

By:	/s/ Carole M. Laible
Carole M. Laible
Treasurer (Principal Financial Officer)

Date: October 5, 2012